AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 18, 2020

SECURITIES ACT FILE NO. 333-237715

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☑
Post-Effective Amendment No.	☐

SCHWAB INVESTMENTS

(Exact Name of Registrant as Specified in Charter)

211 Main Street

San Francisco, CA 94105

(Address of Principal Executive Offices) (Zip code)

(800) 648-5300

(Registrant’s Telephone Number, including Area Code)

Jonathan de St. Paer

211 Main Street, San Francisco, California 94105

(Name and Address of Agent for Service)

Copies of communications to:

Douglas Dick, Esq.	John Loder, Esq.	David Lekich, Esq.
Dechert LLP 1900 K Street, NW Washington, DC 20006-2401	Ropes & Gray LLP 800 Boylston Street Boston, MA 02199-3600	Charles Schwab Investment Management, Inc. 211 Main Street SF211MN-08-110 San Francisco, CA 94105

As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

This Registration Statement shall hereafter become effective in accordance with the provisions of section 8(a) of the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Dear Shareholder:

Your vote is needed.

Enclosed is some important information concerning your investment in the Wasmer Schroeder High Yield Municipal Fund (the “Target Fund”), a series of Advisors Series Trust (the “Target Trust”). Upon the recommendation of Wasmer, Schroeder & Company, LLC, the Target Fund’s investment adviser, the Board of Trustees of the Target Trust, after careful consideration, has approved the reorganization (the “Reorganization”) of the Target Fund into the Schwab High Yield Municipal Bond Fund (the “Acquiring Fund”), a proposed new series of Schwab Investments (the “Acquiring Trust”) that is substantially similar to the Target Fund, subject to approval of the Target Fund’s shareholders.

A special meeting of shareholders of the Target Fund has been scheduled for June 29, 2020 at 11:00 a.m., Central Time virtually at https://viewproxy.com/wscfunds/broadridgevsm, to vote on the Reorganization. If you are a shareholder of record as of the close of business on May 8, 2020, you are entitled to vote at the meeting and at any adjournment or postponement of the meeting.

The attached combined Proxy Statement/Prospectus gives you information relating to the Reorganization. The Board of Trustees of the Target Trust recommends that you approve the Reorganization. The Reorganization is expected to benefit shareholders because:

•

Continuity of Management - The sole portfolio manager of the Target Fund will continue to serve as a co-portfolio manager of the Acquiring Fund, providing continuity of management with respect to the Acquiring Fund.

•	Lower Expenses - The Reorganization is expected to result in a reduction in annual fund operating expenses, both before and after fee waivers.

•

Compatibility of Investment Objectives and Strategies - The Acquiring Fund and the Target Fund have substantially the same investment objective. The principal investment strategies and principal risks of the Acquiring Fund are substantially similar to those of the Target Fund.

•

Experienced Trustees, Officers and Service Providers - The Acquiring Fund has experienced trustees and officers. Also, the administrator, distributor and other service providers of the Acquiring Fund are established mutual fund service providers.

•	Tax-free Reorganization - The Reorganization is anticipated to be a tax-free reorganization for federal income tax purposes.

If shareholders of the Target Fund approve the Reorganization, and all other closing conditions are met, the Reorganization is expected to take effect on or about August 10, 2020. Upon the completion of the Reorganization, each shareholder of the Target Fund will receive shares of the Acquiring Fund having a total dollar value that is the same as the value of the shares of the Target Fund owned by such shareholder immediately prior to the Reorganization. We encourage you to support the Trustees’ recommendation to approve the proposal. Before you vote, however, please read the full text of the combined Proxy Statement/Prospectus. If you have any questions regarding the Reorganization, please call Christine Pierangeli at 1-415-667-0780.

While you are, of course, welcome to join us at the meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. In the event that insufficient votes are received from shareholders, the meeting may be adjourned or postponed to permit further solicitation of proxies. We are sensitive to the health and travel concerns that our shareholders may have and the protocols that federal, state and local governments have imposed. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and that offering a virtual only meeting will help to support the health and well-being of our shareholders. Therefore, we have chosen to conduct a virtual meeting rather than an in-person meeting. Shareholders of the Target Fund can register for the meeting at https://viewproxy.com/wscfunds/broadridgevsm. Once a shareholder registers, the shareholder will receive an email with a link to the meeting and a control number needed to join the meeting. Shareholders will be able to listen to the meeting live, submit questions and vote online.

Your vote is important to us. Thank you for taking the time to consider this important proposal and for your continuing investment.

Advisors Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF THE

WASMER SCHROEDER HIGH YIELD MUNICIPAL FUND

To Be Held on June 29, 2020

A special meeting (the “Meeting”) of the shareholders of the Wasmer Schroeder High Yield Municipal Fund (the “Target Fund”), a series of Advisors Series Trust (the “Target Trust”), will be held on June 29, 2020 at 11:00 a.m., Central Time, virtually at https://viewproxy.com/wscfunds/broadridgevsm to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:        To approve an Agreement and Plan of Reorganization (the “Reorganization”).

Target Fund shareholders of record as of the close of business on May 8, 2020, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Trust Board recommends that shareholders of the Target Fund vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting at 11:00 a.m. Central Time on June 29, 2020,
•	voting by telephone or on the Internet before 11:00 a.m. Central Time on June 29, 2020, or
•	voting at the Meeting.

We are sensitive to the health and travel concerns that our shareholders may have and the protocols that federal, state and local governments have imposed. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and that offering a virtual only meeting will help to support the health and well-being of our shareholders. Therefore, we have chosen to conduct a virtual meeting rather than an in-person meeting. Shareholders of the Target Fund can register for the meeting at https://viewproxy.com/wscfunds/broadridgevsm. Once a shareholder registers, the shareholder will receive an email with a link to the meeting and a control number needed to join the meeting. Shareholders will be able to listen to the meeting live, submit questions and vote online.

By order of the Board of Trustees,

/s/ Jeffrey T. Rauman

Jeffrey T. Rauman

President and Principal Executive Officer

of the Target Trust

May 18, 2020

Wasmer Schroeder High Yield Municipal Fund, a series of Advisors Series Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Schwab High Yield Municipal Bond Fund, a series of Schwab Investments 211 Main Street San Francisco, California 94105 800-648-5300

PROXY STATEMENT/PROSPECTUS

May 18, 2020

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Wasmer Schroeder High Yield Municipal Fund (the “Target Fund”), a series of Advisors Series Trust (the “Target Trust”), should know before voting on the proposed reorganization that is described herein (the “Reorganization”), and should be retained for future reference. This document is both the proxy statement for the Target Fund and also a prospectus for the Schwab High Yield Municipal Bond Fund (the “Acquiring Fund,” and, together with the Target Fund, the “Funds”), a series of Schwab Investments (the “Acquiring Trust”). The Target Fund and the Acquiring Fund are each a series of separate registered open-end management investment companies.

A special meeting of the shareholders of the Target Fund (the “Meeting”) will be held on June 29, 2020 at 11:00 a.m., Central Time virtually at https://viewproxy.com/wscfunds/broadridgevsm. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Agreement”).

The total dollar value of shares of the Acquiring Fund (“Acquiring Fund Shares”) that you will receive in the Reorganization will be the same as the total dollar value of your Target Fund shares immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

The Board of Trustees of the Target Trust (the “Target Trust Board”) has fixed the close of business on May 8, 2020 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about May 21, 2020, to all shareholders eligible to vote on the Proposal.

The Target Trust Board has approved the Agreement, subject to shareholder approval, and has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposal. If shareholders of the Target Fund do not approve the Reorganization, the Target Trust Board will consider what further action is appropriate for the Target Fund, including liquidation.

The Acquiring Fund has been organized as a separate series of the Acquiring Trust, which filed a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2020, in order to begin the process of establishing the Acquiring Fund and registering its shares. The Acquiring Fund’s registration statement is not yet effective. The Agreement requires the Acquiring Fund’s registration statement to be effective prior to the effective date of the Reorganization.

The Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files report and other information with the SEC. The following documents have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) this Prospectus/Proxy Statement:

•

Statement of Additional Information dated May 18, 2020, that relates to this Prospectus/Proxy Statement, and contains additional information about the Reorganization and the Acquiring Fund (“Acquiring Fund SAI”)

•	Prospectus of the Target Fund dated June 28, 2019 and a Supplement to the Prospectus of the Target Fund dated April 9, 2020 (together, the “Target Fund Prospectus”)

Additional information is available in the following:

•	Summary Prospectus of the Target Fund dated June 28, 2019 and a Supplement to the Summary Prospectus dated April 9, 2020 (together, the “Target Fund Summary Prospectus”)

•	Statement of Additional Information dated June 28, 2019 for the Target Fund (“Target Fund SAI”)

•

The audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended February 29, 2020 (“Target Fund Annual Report”)

The financial highlights for the Target Fund contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Fund Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus (“Merger SAI”) also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund Summary Prospectus and Target Fund Annual Report have previously been delivered to shareholders. The Target Fund Prospectus, Target Fund SAI and Target Fund Annual Report are available on the Target Fund’s website at www.wscfunds.com. Copies of these documents are also available at no cost by calling 1.855.972.6864 or writing to the Target Fund at Wasmer

Schroeder High Yield Municipal Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the Acquiring Fund Annual Report, and Acquiring Fund Semi-Annual Report are not available at this time. When they become available, they will be available at no charge by writing to the Acquiring Fund at Schwab Funds, 211 Main Street, San Francisco, California, 94109, or by calling 1-866-345-5954.

You also may view or obtain these documents from the SEC’s website at www.sec.gov. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganization other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, and/or in the prospectus and SAI of the Target Fund. Shareholders should read the entire Proxy Statement/Prospectus, the Agreement, the Target Fund Prospectus, and the Target Fund SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and have the right to vote on the very important proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the Proposal. This document is both a proxy statement for the Target Fund and also a prospectus for the Acquiring Fund.

On what am I being asked to vote?

You are being asked to approve the reorganization of the Target Fund to a new shell fund within a new fund family. Specifically, as a Target Fund shareholder, you are being asked to vote on the approval of the Agreement providing for the Reorganization of the Target Fund. The Agreement provides for: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund, in exchange solely for shares of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the dissolution of the Target Fund as soon as practicable after the Reorganization. If shareholders approve the Agreement and all closing conditions are met, after the completion of the Reorganization, you will receive shares in the Acquiring Fund having a total dollar value that is the same as the total dollar value of your Target Fund shares immediately prior to the Reorganization.

Has my Fund’s Board of Trustees approved the Reorganization?

Yes. The Target Trust Board has carefully reviewed the Proposal and unanimously approved the Agreement and the Reorganization, subject to shareholder approval. The Board recommends that shareholders of the Target Fund vote “FOR” the Proposal. The factors considered by the Board in approving the Reorganization and recommending that you approve the Agreement are discussed in more detail in the enclosed Proxy Statement/Prospectus.

What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold shares of the Acquiring Fund having a total dollar value that is the same as the total dollar value of the shares of the Target Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

The Acquiring Fund and the Target Fund have substantially the same investment objective, as described below. Each Fund’s investment objective is classified as non-fundamental, which means that the Target Fund’s investment objective can be changed by the Target Trust Board without shareholder approval, and the Acquiring Fund’s investment objective can be changed by the Board of Trustees of the Acquiring Fund (the “Acquiring Trust Board”) without shareholder approval. However, each Fund would provide at least 60 days’ prior written notice to shareholders of a change in the investment objective.

Investment Objectives

Target Fund	Acquiring Fund
The Target Fund seeks to generate a high level of interest income that is not subject to federal income tax.	The Acquiring Fund seeks to generate interest income that is not subject to federal income tax.

The Acquiring Fund will pursue substantially similar investment strategies to those of the Target Fund.

While the Target Fund focuses on medium- to lower-credit quality municipal securities, the Acquiring Fund will focus on medium- to higher-credit quality municipal securities, investing at least 60% of its assets in investment grade municipal securities. Under normal market conditions, the Funds invest at least 80% of their respective net assets (plus any borrowings for investment purposes) in municipal securities that pay interest not subject to regular federal income tax. Some of these investments in municipal securities may pay interest that is not exempt from the federal alternative minimum tax (AMT). Municipal securities may include debt obligations of U.S. states, territories, counties, cities, political subdivisions, government agencies and instrumentalities. Both Funds also invest in non-governmental municipal issuers, including, but not limited to, healthcare organizations, corporate issuers of municipal debt, and various project finance bond issues. Both Funds primarily invest in general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes and private placements, auction-rate securities, variable rate demand notes, lease-backed obligations and certificates of participation.

However, the principal investment strategies of the Acquiring Fund include investing in derivative instruments, principally futures contracts, whereas the Target Fund does not invest in derivatives as a principal strategy. The Acquiring Fund will typically use futures as a substitute for taking a position in the underlying asset or as a part of a strategy designed to reduce exposure to other risks. During unusual market conditions, the Acquiring Fund may invest entirely in taxable securities as a temporary defensive measure. When the Acquiring Fund engages in such activities, the Acquiring Fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Because the Acquiring Fund will pursue substantially similar investment strategies to those of the Target Fund, the principal risks of owning shares of the Acquiring Fund are substantially similar to the principal risks of owning shares of the Target Fund. However, as previously noted, the Target Fund is subject to heightened risks associated with high yield securities as compared to the Acquiring Fund because the Target Fund focuses its investments on medium- to lower-credit quality municipal securities while the Acquiring Fund focuses on medium- to higher-credit quality municipal securities, investing at least 60% of its assets in investment grade municipal securities. In addition, as previously noted, the Acquiring Fund may invest in derivatives and is therefore subject to derivatives risk.

The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” and “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Risks of Investing in the Funds” compare the principal investment strategies and principal risks of the Target Fund and the Acquiring Fund.

How do the Funds’ expenses compare?

The following table compares the annual operating expenses, expressed as a percentage of net assets (“expense ratio”), of the Target Fund and the Acquiring Fund with the pro forma expense ratio of the Acquiring Fund assuming consummation of the Reorganization. As shown below, the management fee and annual operating expenses, before and after fee waivers, of the Acquiring Fund are expected to be lower than those of the Target Fund. The pro forma expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

			Pro Forma Combined
	Target Fund	Acquiring Fund	Acquiring Fund
Shareholder Fees (fees paid directly from your investments) Redemption fee (as a % of the amount sold or exchanged within 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Other Expenses[1]	0.28%	0.23%	0.23%

Total Annual Fund Operating Expenses	0.78%	0.73%	0.73%
Less Fee Waiver and/or Expense Reimbursement	(0.03)%[2]	(0.13)%[3]	(0.13)%[3]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.60%	0.60%

(1)

Since the Acquiring Fund had not commenced investment operations prior to the date of this Proxy Statement/Prospectus, the Acquiring Fund’s “Other Expenses” are estimated for the period ended February 29, 2020. The pro forma Acquiring Fund other expenses are based on pro-forma combined assets as of February 29, 2020, and assume the consummation of the Reorganization as of that date.

(2)

Wasmer, Schroeder & Company, LLC (“Wasmer”), the Target Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Target Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) do not exceed 0.75% of the Target Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through the date of the Reorganization, and may be terminated only by the Target Trust’s Board of Trustees. Wasmer may request recoupment of previously waived fees and paid expenses from the Target Fund for 36 months from the date they were paid, subject to the Expense Cap. However, such ability to recoup will terminate upon the closing of the Reorganization.

(3)

Charles Schwab Investment Management, Inc. (“CSIM”) and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Acquiring Fund to 0.60% for so long as CSIM serves as the adviser to the Acquiring Fund. This agreement may only be amended or terminated with the approval of the Acquiring Fund’s Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses (including capped expenses for the periods described in the footnotes to the fee table) remain the same. The expenses would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

	One Year	Three Years	Five Years	Ten Years
Target Fund	$77	$246	$430	$963
Acquiring Fund	$61	$192	$335	$750
Acquiring Fund (pro forma)	$61	$192	$335	$750

The projected post-Reorganization pro forma Annual Fund Operating Expenses and the pro forma expense example presented above are based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring Fund’s assets at the time the Fund commences investment operations, many of which are beyond the control of the Acquiring Fund and CSIM.

For further discussion regarding the Target Trust Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “THE PROPOSED REORGANIZATION—Board Considerations in Approving the Reorganization” in this Proxy Statement/Prospectus.

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples shown above, affect each Fund’s performance.

During the fiscal year ended February 29, 2020, the Target Fund’s portfolio turnover rate was 27% of the average value of its portfolio. Portfolio turnover information for the Acquiring Fund is not presented because the Acquiring Fund had not commenced investment operations prior to the date of this Proxy Statement/Prospectus.

How do the performance records of the Funds compare?

Set forth below is the performance information for the Target Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund had not commenced investment operations prior to the date of this Proxy Statement/Prospectus. The Target Fund will be the performance and accounting survivor of the Reorganization. As the accounting survivor, the Target Fund’s historical performance record will be used by the Acquiring Fund after the Reorganization.

Target Fund Performance

The bar chart below shows how the Target Fund’s investment results have varied from year to year, and the following table shows how the Target Fund’s average annual total returns for the 1-year, 5-year and since inception periods compare with broad measures of market performance. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund will perform in the future. Updated performance information is available on the Target Fund’s website at www.wscfunds.com or by calling the Target Fund toll-free at 1-855-972-6864 (855-WSC-MUNI). This information provides some indication of the risks of investing in the Target Fund. All figures assume distributions were reinvested.

Best Quarter	Worst Quarter
3.50%	-4.40%
Quarter ended June 30, 2016	Quarter ended December 31, 2016

Year-to-date performance (non-annualized and before taxes) as of February 29, 2020: 2.97%

Average Annual Total Returns for Periods Ended December 31, 2019

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your Target Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

	1 Year	5 Years	Since Inception (3/31/2014)
Return Before Taxes	9.14%	4.81%	6.28%
Return After Taxes on Distributions	8.89%	4.56%	5.99%
Return After Taxes on Distributions and Sale of Fund Shares	7.09%	4.46%	5.65%
Comparative Indices (reflects no deduction for expenses or taxes) Bloomberg Barclays Municipal High Yield Index	10.68%	5.93%	6.46%
Bloomberg Barclays Municipal Bond Index	7.54%	3.53%	4.03%

How do the investment advisers, portfolio managers and distributors of the Funds compare?

Investment Advisers

Wasmer serves as the investment adviser of the Target Fund. CSIM serves as the investment adviser of the Acquiring Fund. Upon the closing of the Reorganization, certain employees of Wasmer, including the portfolio manager responsible for day-to-day management of the Target Fund, will become employees of CSIM.

Wasmer, a limited liability company organized under the laws of Delaware, is located at 600 Fifth Avenue South, Suite 210 Naples, Florida 34102. As of March 31, 2020, Wasmer had approximately $10.5 billion in assets under management.

CSIM, located at 211 Main Street, San Francisco, California 94105, is a wholly-owned subsidiary of The Charles Schwab Corporation, a publicly traded company. CSIM was founded in 1989, and, as of March 31, 2020, CSIM had approximately $473 billion in assets under management. As the investment adviser, CSIM oversees the asset management and administration of the Acquiring Fund. As compensation for these services, CSIM is entitled to receive a management fee from the Acquiring Fund of 0.50% of the Acquiring Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Acquiring Fund’s investment advisory agreement will be available in the Acquiring Fund’s 2020 annual report, which will cover the period from the Acquiring Fund’s inception through August 31, 2020.

Portfolio Managers

Jason D. Diefenthaler is the portfolio manager primarily responsible for the day-to-day management of the Target Fund.

Kenneth Salinger, CFA, and Jason D. Diefenthaler will be responsible for the day-to-day management of the Acquiring Fund.

Kenneth Salinger, CFA, Vice President and Head of Tax-Exempt Bond Strategies, leads the portfolio management team for CSIM’s tax-exempt bond funds. He also has overall responsibility for all aspects of the management of each of the tax-free bond funds. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state-specific municipal bond funds.

Additional information about the Acquiring Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquiring Fund will be available in the Acquiring Fund SAI when it becomes available.

Distributors

Quasar Distributors acts as the distributor of shares of the Target Fund. The address of Quasar Distributors is 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202. Charles Schwab & Co., Inc. (“Schwab”) acts as the distributor of shares of the Acquiring Fund. The address of Schwab is 211 Main Street, San Francisco, California 94105.

How do the Funds’ other service providers compare?

The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Accounting Services/Administrator:	U.S. Bank Global Fund Services	State Street Bank and Trust Company

Transfer Agent:	U.S. Bank Global Fund Services	DST Asset Manager Solutions, Inc.

Custodian:	U.S. Bank National Association	State Street Bank and Trust Company

Auditor:	Tait, Weller & Baker LLP	PricewaterhouseCoopers LLP

How do the Funds’ purchase and redemption procedures and exchange policies compare?

Shares of the Target Fund may be purchased by check, by wire transfer, via electronic funds transfer through the Automated Clearing House network or through a bank or through one or more brokers authorized by the Target Fund to receive purchase orders. Shares of the Target Fund may be redeemed on any day the Target Fund and the New York Stock Exchange (“NYSE”) are open for business either directly to the Target Fund or through your financial intermediary.

The Acquiring Fund may be purchased or redeemed only through financial intermediaries. Shares of the Acquiring Fund may be purchased or redeemed on any day that the NYSE is open for business. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Acquiring Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.

The minimum initial investment for the Target Fund is $10,000. Subsequent investments in the Target Fund must be at least $500.

There are no investments minimums for the Acquiring Fund.

Target Fund shares may not be exchanged. Acquiring Fund Shares may be exchanged for shares of any other Schwab Fund (that are not Sweep Investments) or the Laudus International MarketMasters Fund, subject to satisfying the minimum investment and other requirements for the fund and share class, if applicable, for which shares are to be exchanged.

How do the Funds’ distribution arrangements compare?

Neither Fund imposes sales charges or is subject to a distribution plan under Rule 12b-1. Additionally, neither Fund is subject to a shareholder servicing plan.

How do the Funds’ valuation procedures compare?

The valuation procedures of the Target Fund are similar to those of the Acquiring Fund as both Funds generally values portfolio securities using current market values or official closing prices, if available.

Each security owned by the Target Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Target Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. The Target Fund values debt securities at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. When market quotations are not readily available, the Target Fund values a security or other asset at its fair value as determined under procedures approved by the Target Fund Board.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Acquiring Fund uses the value of the security provided by pricing services. The pricing services value most fixed-income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The Acquiring Fund generally values securities with remaining maturities of 60 days or less at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value. In cases where quotes are not readily available or the investment adviser deems them unreliable, the Acquiring Fund may value securities based on fair values developed using methods approved by the Acquiring Trust Board.

Per the Agreement the Target Fund valuation procedures are being used.

Will there be any tax consequences resulting from the Reorganization?

The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund.

However, the sale of certain of the Target Fund’s portfolio holdings in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund may result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding CSIM’s proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies the Target Fund does not expect to realize any capital gains in connection with the Reorganization. The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the specific securities sold, the Target Fund’s other gains and losses, and the Target Fund’s ability to use any available capital loss carryforwards. As of February 29, 2020, the Target Fund had no capital loss carryforwards.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.

For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “THE PROPOSED REORGANIZATION – Federal Income Tax Considerations” below.

Will my dividends be affected by the Reorganization?

No. The Target Fund makes distributions of dividends from net investment income on a monthly basis. The Target Fund will make distributions of capital gains, if any, on an annual basis. The Target Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year. The Acquiring Fund has the same policies with respect to distributions of dividends and capital gains.

The Target Fund’s distributions generally will be treated for tax purposes as “exempt-interest dividends,” which are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state income tax. Distributions of any net realized gains are expected to be taxable. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

The Acquiring Fund intends to distribute income that is exempt from federal income tax; however, a portion of the Acquiring Fund’s distributions may be subject to federal income tax.

Who will pay the costs of the Reorganization?

Wasmer and CSIM or their affiliates will pay all of the direct costs of the Reorganization, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund shareholders and holding the Meeting (and adjournments and postponements thereof). However, the Target Fund will pay the brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund.

When is the Reorganization expected to occur?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around August 10, 2020.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of the Target Fund, as recommended by the Target Trust Board, and in their best judgment on other matters.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting at 11:00 a.m. Central Time on June 29, 2020,

•	voting by telephone or on the Internet before 11:00 a.m. Central Time on June 29, 2020, or

•	voting at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation.

We are sensitive to the health and travel concerns that our shareholders may have and the protocols that federal, state and local governments have imposed. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and that offering a virtual only meeting will help to support the health and well-being of our shareholders. Therefore, we have chosen to conduct a virtual meeting rather than an in-person meeting. Shareholders of the Target Fund can register for the meeting at https://viewproxy.com/wscfunds/broadridgevsm. Once a shareholder registers, the shareholder will receive an email with a link to the meeting and a control number needed to join the meeting. Shareholders will be able to listen to the meeting live, submit questions and vote online.

What will happen if shareholders of the Target Fund do not approve the Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Trust Board will consider other possible courses of action for the Target Fund, including liquidation.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Target Fund can be found in its prospectus and SAI. The remainder of this Proxy Statement/Prospectus contains additional information about the Funds and the Reorganization. You are encouraged to read the entire document.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target Fund. While the Target Fund focuses on medium- to lower-credit quality municipal securities, the Acquiring Fund will focus on medium- to higher-credit quality municipal securities, investing at least 60% of its assets in investment grade municipal securities. Under normal market conditions, both Funds invest at least 80% of their respective net assets (plus any borrowings for investment purposes) in municipal securities that pay interest not subject to regular federal income tax.

Some of these investments in municipal securities may pay interest that is not exempt from the federal alternative minimum tax (AMT). Municipal securities may include debt obligations of U.S. states, territories, counties, cities, political subdivisions, government agencies and instrumentalities. Both Funds also invest in non-governmental municipal issuers, including, but not limited to, healthcare organizations, corporate issuers of municipal debt, and various project finance bond issues. Both Funds primarily invest in general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes and private placements, auction-rate securities, variable rate demand notes, lease-backed obligations and certificates of participation. While the Target Fund does not invest in derivatives as a principal strategy, the Acquiring Fund may invest in derivatives as a principal strategy.

In addition to the principal investment strategies described below, the Target Fund is also subject to certain additional investment policies and limitations, which are described in the Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

Target Fund	Acquiring Fund

The Fund’s principal investment strategy focuses on medium- to lower-credit quality municipal securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities that pay interest not subject to regular federal income tax. Some of these investments in municipal securities may pay interest that is not exempt from the federal alternative minimum tax (AMT). Municipal securities may include debt obligations of U.S. states, territories, counties, cities, political subdivisions, government agencies and instrumentalities. The Fund also invests in nongovernmental municipal issuers, including, but not limited to, healthcare organizations, corporate issuers of municipal debt, and various project finance bond issues. The Fund primarily invests in general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes and private placements, auction-rate securities, variable rate demand notes, lease-backed obligations and certificates of participation.

The Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests. The Fund may also invest up to 25% of its net assets in municipal securities that are subject to

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities that pay interest not subject to regular federal income tax. Some of these investments in municipal securities may pay interest that is not exempt from the federal alternative minimum tax (AMT). Municipal securities may include debt obligations of U.S. states, territories, counties, cities, political subdivisions, government agencies and instrumentalities. The fund also invests in non-governmental municipal issuers, including, but not limited to, healthcare organizations, corporate issuers of municipal debt, and various project finance bond issues. The fund primarily invests in general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes and private placements, auction-rate securities, variable rate demand notes, lease-backed obligations and certificates of participation.

The fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests. The fund may also invest up to 25% of its net assets in municipal securities that are subject to the AMT. The fund has no policy limiting its investments in municipal securities whose

Target Fund	Acquiring Fund

the AMT. The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state or territory. However, it is not the present intention of the Fund to invest more than 25% of the Fund’s net assets in issuers located in the same state. The Fund may hold up to 15% of its net assets in illiquid or thinly traded securities, which may include securities that are subject to resale restrictions such as those issued pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). Securities issued pursuant to Rule 144A will be considered liquid if determined to be so under the Fund’s written liquidity risk management program. The Fund may invest in securities that do not produce immediate cash income, such as zero coupon securities and securities that are in payment default.

The Adviser seeks to meet these investment parameters by investing in higher yielding securities, specifically municipal securities that are deemed to be of medium- or lower-credit quality. Investment grade securities are those securities rated ‘BBB-’ or higher by Standard & Poor’s Ratings Services (“S&P”) and/or Fitch Ratings, Inc. (“Fitch”) and/or ‘Baa3’ or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers medium- and lower-rated securities to be those securities that are rated by S&P and/or Fitch as ‘BBB+’ through ‘D’ (inclusive) and rated by Moody’s as ‘Baa1’ through ‘D’ (inclusive); non-rated securities may also meet the Adviser’s definition of a medium- or lower-credit quality security. The Fund may invest an unlimited amount of its total assets in below-investment grade debt securities (or “junk bonds”). The Adviser may make the determination to overweight higher-credit quality securities if it deems the difference in returns between quality classifications is too narrow or if the Adviser anticipates adverse developments in the medium- and/or lower-credit quality segments of the municipal market.

The Adviser’s decision to buy or sell securities is based on its consideration of, among other things, the issuer’s financial resources and issuers are located in the same state or territory. However, it is the fund’s intention to invest no more than 25% of the fund’s net assets in issuers located in the same state. The fund may hold up to 15% of its net assets in illiquid or thinly traded securities, which may include securities that are subject to resale restrictions such as those issued pursuant to Rule 144A of the Securities Act of 1933, as amended. The fund may invest in securities that do not produce immediate cash income, such as zero coupon securities and securities that are in payment default.

The fund invests at least 60% of its net assets in investment grade municipal securities, as determined by a nationally recognized rating organization (NRSRO) (e.g., Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or if unrated, determined to be of comparable quality by the investment adviser. The fund may also invest in municipal securities that are less-than-investment grade, as determined by an NRSRO (e.g., Ba1 or lower by Moody’s) or by the investment adviser.

In choosing securities, the fund’s investment adviser seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying.

Under normal market conditions, the fund anticipates investing substantially in municipal bonds with remaining maturities of 5- to 30-years. The fund does not target a specific level of portfolio turnover as purchases and sales are made if the investment adviser determines the transactions will be advantageous to the fund.

The fund may also invest in derivative instruments, principally futures contracts. The fund typically uses futures as a substitute for taking a position in the underlying asset or as a part of a strategy designed to reduce exposure to other risks. During unusual market conditions, the fund may invest entirely in taxable securities

Target Fund	Acquiring Fund

operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Adviser may pursue purchases or sales of securities to shift the Fund’s broad risk exposures (such as duration, optionality, curve positioning, sector exposure, and aggregate credit quality), to increase or reduce the Fund’s exposure to a particular issuer, or for general liquidity needs of the Fund. The risk of market value fluctuations resulting from shifts in interest rates are not a major consideration. In current market conditions, the Fund anticipates investing substantially in municipal bonds with remaining maturities of 5- to 30-years. The Fund does not target a specific level of portfolio turnover as purchases and sales are made if the Adviser determines the transactions will be advantageous to the Fund.

as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

Comparison of Principal Risks of Investing in the Funds

The principal risks of investing in the Acquiring Fund are discussed below. Although the Funds present their risks differently, the principal risks of the Target Fund are substantially similar to the principal risks of the Acquiring Fund, because the principal investment strategies of the Target Fund are substantially similar to the principal investment strategies of the Acquiring Fund. However, as previously noted, the Target Fund is subject to heightened risks associated with high yield securities as compared to the Acquiring Fund because the Target Fund focuses its investments on medium- to lower-credit quality municipal securities while the Acquiring Fund focuses on medium- to higher-credit quality municipal securities, investing at least 60% of its assets in investment grade municipal securities. In addition, as previously noted, the Acquiring Fund may invest in derivatives and is therefore subject to derivatives risk.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters or epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results

Investment Style Risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. Some of the fund’s investments may have greater risks than investments in some taxable bonds.

High-Yield Risk. Funds that invest in high-yield securities and unrated securities of similar credit quality (junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High-yield securities may be more volatile than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the fund may lose its entire investment. Because of the risks involved in investing in high-yield securities, an investment in a fund that invests in such securities should be considered speculative.

Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status or the reduction of financial support to municipalities, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects (especially those relating to the education, health care, utilities and transportation sectors). A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. Furthermore, a credit rating downgrade relating to, default by, or insolvency or bankruptcy of one or several municipal security issuers could affect the market values, marketability, and liquidity of other municipal securities, which could impact the fund’s performance.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns. Changes in interest rates also may affect the fund’s share price: a rise in interest rates generally causes the fund’s share price to fall. This risk is greater when the fund holds fixed-income securities with longer maturities. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, a fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates. Economic conditions and other factors, including a central bank’s monetary policy, may result in changes in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which the fund invests. Rising interest rates may decrease liquidity in the fixed-income securities markets, making it more difficult for the fund to sell its fixed-income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of the fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. To the extent that the investment adviser of the fund anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of fixed-income securities and tend to react to changes in “real” interest rates.

Credit Risk. A decline in the credit quality of an issuer or guarantor of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer or guarantor of a portfolio investment fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Prepayment and Extension Risk. The fund’s portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed-income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In addition, limited dealer inventories of certain securities could potentially lead to decreased liquidity. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Alternative Minimum Tax Risk. The Fund may invest in municipal bonds, the interest on which is a tax preference item. If you are an individual subject to AMT, you will be required to add any income attributable to these bonds (as reported by the Fund annually) to other tax preference items to determine possible liability for AMT. If a Fund shareholder’s AMT liability increased as a result of such dividends, this result would reduce the Fund’s after-tax return to the shareholder.

Derivatives Risk. Currently, the only type of derivatives the fund invests in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this prospectus. The fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. However, these risks are less severe when the fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.

Taxable Investments Risk. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The Investment Company Act of 1940 (“1940 Act”) requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. A comparison of the Funds’ fundamental and non-fundamental policies is provided below.

FUNDAMENTAL POLICIES

	Target Fund	Acquiring Fund	Impact of Differences
Diversification	The Target Fund may not with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its	The Acquiring Fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or	No material difference.

	Target Fund	Acquiring Fund	Impact of Differences
	agencies or instrumentalities.)	interpreted from time to time.
Borrowing and Senior Securities	The Target Fund may not borrow money, except as permitted under the 1940 Act. The Target Fund may not issue senior securities, except as permitted under the 1940 Act.	The Acquiring Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Lending	The Target Fund may not make loans to others, except as permitted under the 1940 Act.	The Acquiring Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Commodities and Real Estate

The Target Fund may not purchase or sell physical commodities or contracts relating to physical commodities.

The Target Fund may not purchase or sell real estate, which term does not include securities of companies which deal

The Acquiring Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be

No material difference. Although the Acquiring Fund’s policy with respect to the purchase or sale of commodities and real estate explicitly provides greater flexibility, such activities are not expected to materially

	Target Fund	Acquiring Fund	Impact of Differences
	in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.	amended or interpreted from time to time.	impact the operations of the Acquiring Fund.
Underwriting	The Target Fund may not engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities	The Acquiring Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.
Concentration	The Target Fund may not invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)	The Acquiring Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	No material difference.

	Target Fund	Acquiring Fund	Impact of Differences
Investment Companies	No Fundamental Policy.	The Acquiring Fund may not purchase securities of other investment companies, except as permitted by the 1940 Act.	Although the Target Fund has not adopted a fundamental policy with respect to investing in investment companies, as registered investment companies, both Funds’ ability to invest in investment companies are limited to the extent such investments are permitted under the 1940 Act. As such, any Acquiring Fund investments in other registered investment companies are not expected to materially impact the operations of the Acquiring Fund.

NON-FUNDAMENTAL POLICIES

	Target Fund	Acquiring Fund	Impact of Differences
Illiquid Securities	The Target Fund may not invest more than 15% of its net assets in illiquid investments that are assets in accordance with Rule 22e-4 under the 1940 Act.	None	Although the Acquiring Fund does not have an express policy in this area it is subject to Rule 22e-4 which limits investment in illiquid securities if more than 15% of the Fund’s net assets are invested in illiquid securities; therefore, there is not expected a material impact the operations of the Acquiring Fund.
Control Investments	The Target Fund may not invest in any issuer for purposes of	None	While the Acquiring Fund does not have an express prohibition on

Target Fund	Acquiring Fund	Impact of Differences
exercising control or management.		investing in issuers for purposes of exercising control or management, such activities are not expected to be engaged in by the Acquiring Fund and therefore are not expected to materially impact the operations of the Acquiring Fund.

The Funds may be subject to other investment restrictions that are not identified above. A full description of the Target Fund’s investment policies and restrictions may be found in its prospectus and SAI.

Comparison of Shareholder Rights

The Target Fund is a series of the Target Trust, which is a Delaware statutory trust. The Acquiring Fund is a series of the Acquiring Trust, which is a Massachusetts voluntary association (commonly known as a business trust). The Target Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated October 18, 2018 (“Target Fund Declaration”), its bylaws and Delaware law. The Acquiring Fund is governed by an Agreement and Declaration of Trust dated October 25, 1990 (“Acquiring Fund Declaration”), as amended on August 29, 2006, its bylaws and Massachusetts law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares

The trustees of the Target Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

Shareholder Meetings

The Target Fund and the Acquiring Fund are not required to hold annual meetings of shareholders. Shareholder meetings of the Target Fund may only be called by the Target Trust Board. Shareholder meetings of the Acquiring Fund may be called by the Acquiring Trust Board. Except as required by the 1940 Act, shareholders of the Funds are not entitled to call shareholder meetings.

Voting Rights

The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Acquiring Fund provide that shareholders have the right to vote (a) for the election of trustees at a meeting called for that purpose by the Acquiring Trust Board; (b) with respect to any amendment of the Acquiring Fund Declaration to the extent and as provided in the Acquiring Fund Declaration; (c) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Acquiring Trust or the shareholders; (d) with respect to the termination of the Acquiring Trust or any series or class to the extent and as provided in the Acquiring Fund Declaration; and (e) with respect to such additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state or as the trustees may consider necessary or desirable.

The governing instruments of the Target Fund provide that shareholders have the right to vote (a) for the election and removal of trustees, including filling any vacancies on the Target Trust Board, at a meeting called for that purpose by the Target Trust Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

Quorum and Voting

The governing instruments of the Target Fund provide that, except as otherwise required by the 1940 Act or other applicable law, forty percent (40%) of the shares entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. The governing instruments of the Acquiring Fund provide that, except as otherwise required by the 1940 Act or other applicable law, a majority of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals

The Target Fund and the Acquiring Fund do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Fund or Acquiring Fund, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of trustees that are properly brought before the meeting. These requirements are intended to provide the Target Trust Board or the Acquiring Trust Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

Derivative Actions

Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity. The governing instruments of the Acquiring Fund provide that shareholders of the Acquiring Fund have the power to vote, to the same extent as the stockholders of a Massachusetts corporation, as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Acquiring Fund or its shareholders.

Amendment of Governing Instruments

No amendment may be made to the Acquiring Fund Declaration without the affirmative vote of a majority of the outstanding shares of the Acquiring Trust, except to change the Acquiring Trust’s name or to cure technical problems in the Acquiring Fund Declaration.

Except as otherwise required by applicable law, the Target Trust Board generally has the right to amend the Target Fund Declaration without shareholder approval, except that shareholder approval is required for an amendment to the Target Fund Declaration that would adversely affect to a material degree the rights and preferences of the shares or to increase or decrease the par value of the shares.

The bylaws of both the Acquiring Fund and the Target Fund may be amended, and/or restated at any time, without shareholder approval.

Liability of Shareholders

Under the Delaware Statutory Trust Act, shareholders of the Target Trust are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the Delaware General Corporation Law. The Target Fund Declaration provides that if any shareholder or former shareholder is exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Target Trust, and not because of such shareholder’s acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Target Trust against all loss and expense arising from such claim or demand but only out of the assets held with respect to the particular series or class of which such person is or was a shareholder and from or in relation to which such liability arose.

Under Massachusetts law, shareholders of a business trust, such as the Acquiring Trust, could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Acquiring Fund Declaration, however, disclaims shareholder liability for acts or obligations of the Acquiring Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Acquiring Trust or its trustees. The Acquiring Fund Declaration provides for indemnification out of all the property of the Acquiring Fund for all loss and expense of any shareholder of the Acquiring Fund held personally liable solely by reason of his or her being or having been a shareholder of the Acquiring Fund and not because of his or her acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Acquiring Fund would be unable to meet its obligations.

THE PROPOSED REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Agreement, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus. A summary of all material provisions of the Agreement is provided below, and should be read carefully.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred.

The value of the net assets of the Target Fund will be computed using the valuation procedures of the Target Fund. The valuation procedures of the Target Fund are similar to those of the Acquiring Fund as both Funds generally values portfolio securities using current market values or official closing prices, if available. The Acquiring Fund generally values securities with remaining maturities of 60 days or less at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around August 10, 2020 (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

The obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•

the Acquiring Fund Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Agreement;

•	the Acquiring Fund and Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•

the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Trust Board will consider what additional action to take, including liquidation of the Target Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Trust and the Acquiring Trust. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor under which an investment adviser to a registered investment company (or an affiliated person of such investment adviser) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract with the investment company if the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the board of the investment company (or its successor) cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser of the investment company (or its successor); and (2) no “unfair burden” may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser, or predecessor or successor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (a) from the investment company or its security holders (other than compensation for bona fide investment advisory or other services), or (b) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation for principal underwriting services). While no interest in CSIM is being sold in connection with the Reorganization, CSIM has agreed to use its commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act.

Board Considerations in Approving the Reorganization

In reaching the decision to approve the Reorganization and to recommend that shareholders vote to approve the Reorganization at a meeting held on April 8, 2020 (the “Board Meeting”), the Board of Trustees of the Target Trust, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously determined that participation of the Target Fund in the Reorganization is in the best interests of the Target Fund and would not result in dilution of the Target Fund’s shareholders’ interests. The Trustees’ determinations were based on a comprehensive set of information provided to them in connection with the Board Meeting and prior meetings. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. The factors considered by the Trustees during their evaluation included the following:

•

The Trustees considered the business reputation and financial condition of CSIM, as well as CSIM’s experience running mutual funds, CSIM’s regulatory history, and the legal, compliance and administrative services supporting the Acquiring Fund.

•

The Trustees considered CSIM’s representation that Wasmer personnel involved in the day-to-day management of the Target Fund’s portfolio will be the same personnel managing the Acquiring Fund’s portfolio, which will promote continuity of asset management for Fund shareholders participating in the Reorganization, with one additional portfolio manager from CSIM being added to the portfolio management team.

•

The Trustees considered that, after the Reorganization, CSIM, as investment adviser to the Acquiring Fund, would be providing a comparable level of portfolio management services to the Acquiring Fund as currently being provided to the Target Fund.

•

The Trustees reviewed the investment objectives, policies and investment restrictions of both the Target Fund and Acquiring Fund and considered that the Acquiring Fund will have substantially the same investment objective and substantially similar principal investment strategies as the Target Fund and noted the performance records of the Target Fund.

•

The Trustees considered that, other than brokerage or similar costs or transfer taxes incurred on purchases and sales of portfolio securities in connection with the Reorganization and other tax costs, if any, of the sale of portfolio securities of the Target Fund, Wasmer and CSIM, or their affiliates, are bearing the direct costs of the Reorganization, including proxy solicitation costs.

•

The Trustees considered that CSIM is proposing to contractually agree to waive management fees and/or reimburse the Acquiring Fund’s expenses in order to limit the total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and non-routine expenses) to 0.60% for so long as CSIM serves as investment adviser to the Acquiring Fund.

•

The Trustees considered that the total annual operating expense ratio, after application of the expense limitation, of the Acquiring Fund are expected to be lower than the total annual operating expense ratio of the Target Fund after application of its expense limitation agreement.

•	The Trustees considered that, under the Plan of Reorganization, the Acquiring Fund would assume all of the liabilities of the Target Fund.

•

The Trustees considered that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for shareholders of the Target Fund, for the Target Fund itself and for the Acquiring Fund. There may, however, be certain tax costs to the Target Fund or its shareholders resulting from certain sales of portfolio securities by the Target Fund. See “Costs of the Reorganization.”

•

The Trustees considered that the Reorganization will be consummated at net asset value (as determined using the Target Fund’s valuation policies and procedures), and that the valuation policies and procedures for the Acquiring Fund are not materially different from those of the Target Fund.

•

The Trustees considered the economic benefit to Wasmer and CSIM and that CSIM has agreed to use its commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act.

•	The Trustees considered the future prospects for the Target Fund and alternatives to the Reorganization.

•

The Trustees considered that shareholders who do not want to participate in the Reorganization are able to redeem their shares of the Target Fund prior to the closing of the Reorganization without the imposition of any redemption fee.

•	The Trustees considered that the Reorganization of the Target Fund is subject to the approval of Target Fund shareholders.

•

The Board also considered that Wasmer was subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization would relieve Wasmer of the obligation to continue to subsidize the Target Fund to maintain a competitive expense ratio, while certain personnel of the Target Fund would become employees of CSIM.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

•

The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund solely in exchange for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for any gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•

No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code;

•

The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the exchange;

•

The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset;

•

No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares of the Target Fund for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

•

The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged immediately prior to the Reorganization pursuant to Section 358(a)(1) of the Code;

•

The holding period of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares surrendered in exchange therefor, provided that the Target Fund shares were held as a capital asset as of the Closing Date of the Reorganization pursuant to Section 1223(1) of the Code; and

•

The Acquiring Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury regulations), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c) of the Code.

Neither the Target Fund nor the Acquiring Fund has requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Sullivan & Worcester LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Sullivan & Worcester LLP will rely in rendering its opinion. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of their respective undertakings in the Agreement and upon the representation letters provided by officers of the Funds to Sullivan & Worcester LLP. A copy of the opinions will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of the Target Fund will move to the Acquiring Fund in the Reorganization. On February 29, 2020, the Target Fund did not have any capital loss carryforwards. Utilization of capital loss carryforwards of the Target Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Target Fund may expire without being utilized.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

Costs of the Reorganization

CSIM and Wasmer, or their affiliates, will bear those expenses relating to the Reorganization as set forth in Section 9.2 of the Agreement, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by CSIM and Wasmer, or their affiliates, shall include costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization, other than as described in this Agreement. Notwithstanding the foregoing, CSIM will not pay liability insurance expenses covering the actions of the trustees and officers of the Target Trust with respect to the Target Fund, and Wasmer will not pay liability insurance expenses covering the actions of the trustees and officers of the Acquiring Trust with respect to the Acquiring Fund. CSIM and Wasmer will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. Section 9.2 of the Agreement shall survive the termination of the Agreement and the Closing.

The Target Trust Board unanimously recommends that shareholders of the Target Fund approve the Reorganization.

VOTING INFORMATION

Proxy Statement/Prospectus

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about May 21, 2020, to all shareholders entitled to vote. Shareholders of record of the Target Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date was approximately 6,847,254.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting at 11:00 a.m. Central Time on June 29, 2020,
•	voting by telephone or on the Internet before 9:00 a.m. Central Time on June 29, 2020, or
•	voting at the Meeting.

We are sensitive to the health and travel concerns that our shareholders may have and the protocols that federal, state and local governments have imposed. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and that offering a virtual only meeting will help to support the health and well-being of our shareholders. Therefore, we have chosen to conduct a virtual meeting rather than an in-person meeting. Shareholders of the Target Fund can register for the meeting at https://viewproxy.com/wscfunds/broadridgevsm. Once a shareholder registers, the shareholder will receive an email with a link to the meeting and a control number needed to join the meeting. Shareholders will be able to listen to the meeting live, submit questions and vote online.

Quorum Requirement and Adjournment

In order to transact business at the Meeting, the Target Fund must achieve a quorum. This means that at least forty percent (40%) of the Target Fund’s shares entitled to vote must be represented at the Meeting – either in person or by proxy. Any lesser number of shares, however, is sufficient for adjournments. All returned proxies count towards a quorum regardless of how they are voted (“For,” “Against,” or “Abstain”). As discussed more fully below in the section entitled “Tabulation of Votes,” broker non-votes are considered present for purposes of determining the presence of a quorum.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments or postponements of the Meeting for a reasonable time in order to defer action on the Proposal. Any such adjournments or postponements will require the affirmative vote of a majority of the votes cast on the question in person or by proxy, whether or not a quorum is present, at the session of the Meeting to be adjourned, as required by the Target Fund Declaration. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on the Proposal. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Target Trust Board may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

Tabulation of Votes

Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Target Fund to tabulate such votes. Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes” will have the same effect as a vote “Against” the Proposal. Pursuant to certain rules promulgated by the NYSE that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Proposal.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted by the proxies “FOR” the Proposal.

Required Vote

The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

Proxy Solicitation

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Target Trust or the Acquiring Trust and officers and employees of service providers of the Target Trust, including Wasmer and CSIM, who will not be paid for these services.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A. Persons who beneficially own more than 25% of a fund may be deemed to control the Target Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.

OTHER MATTERS

The following table shows the capitalization of the Target Fund as of May 8, 2020 and the capitalization of the Acquiring Fund on a pro forma combined basis (unaudited) as of May 8, 2020, giving effect to the proposed Reorganization. The Acquiring Fund is a newly formed fund that will commence operations upon consummation of the Reorganization. Therefore, the Acquiring Fund had no assets or shares outstanding as of May 8, 2020. The following is an example of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization was consummated on May 8, 2020, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date.

The capitalizations of the Target Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)	Pro Forma Combined

Net Assets	$67,129,597	-	$0	$67,129,597
Shares Outstanding	6,847,254	-	0	6,847,254
Net Asset Value Per Share	$9.80	-	$0	$9.80

(1)	Reflects the brokerage and other transaction costs of the Reorganization expected to be paid by the Target Fund and the differences in the Funds’ valuation procedures.

Dissenters’ Rights

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.

Shareholder Proposals

The Target Fund does not intend to hold meetings of its shareholders except to the extent that such meetings are required under the 1940 Act or state law. Target Fund shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent Target Fund shareholder meeting should send their written proposals to the Clerk of the Target Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-07015 within a reasonable time before such meeting. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section sets forth additional information about the Acquiring Fund. Reference to “we” refers to the Acquiring Fund, as applicable. References to “you” or “your” refer to shareholders of the Acquiring Fund.

Investment Objective

The investment objective of the Acquiring Fund is set forth in the section entitled, “SUMMARY OF KEY INFORMATION — How do the Funds’ investment objectives, principal investment strategies and principal risks compare?” of this Prospectus/Proxy Statement.

Principal Investment Strategies

The principal investment strategies of the Acquiring Fund are set forth in the section entitled, “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” of this Prospectus/Proxy Statement.

Performance

Performance information for the Acquiring Fund is not presented because it has not yet commenced operations. As accounting successor to the Target Fund, the Acquiring Fund will assume the Target Fund’s historical performance after the Reorganization. Performance information for the Target Fund is set forth in the section entitled, “SUMMARY OF KEY INFORMATION — How do the performance records of the Funds compare?” of this Prospectus/Proxy Statement.

Investment Adviser and Portfolio Managers

Information with regard to the investment adviser and the portfolio managers of the Acquiring Fund is set forth in the section entitled, “SUMMARY OF KEY INFORMATION — How do the investment advisers, portfolio managers and distributors of the Funds compare?” of this Prospectus/Proxy Statement.

Investing in the Acquiring Fund

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the Acquiring Fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the Acquiring Fund (intermediary orders). No new accounts can be opened directly with the Acquiring Fund’s transfer agent. Eligible Shareholders (as defined herein) who purchased shares of a Schwab Fund prior to October 2, 2017 directly from, and continue to hold such shares directly through, the fund’s transfer agent may continue to place additional purchase, exchange or redemption orders through the Acquiring Fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

The Acquiring Fund generally is not registered for sale in jurisdictions outside the United States and is intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.

Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary

When you place orders through Schwab or other intermediary, you are not placing your orders directly with the fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of Acquiring Fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the Acquiring Fund, and the intermediary may require its customers to pay a commission when transacting in Acquiring Fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The Acquiring Fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of the Acquiring Fund. If your Acquiring Fund shares are no longer held by an authorized intermediary, the Acquiring Fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept Acquiring Fund orders.

Buying, Selling and Exchanging Shares Through an Intermediary

To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the Acquiring Fund.

When selling or exchanging shares, you should be aware of the following Acquiring Fund policies:

•

For accounts held through a financial intermediary, the Acquiring Fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, the Acquiring Fund may take up to seven days to pay sale proceeds.

•

The Acquiring Fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the Acquiring Fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•

Exchange orders are limited to other Schwab Funds (that are not Sweep Investments®) and the Laudus International MarketMasters Fund, and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•	You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing Directly with the Acquiring Fund

Investor Eligibility Requirements for Placing Direct Orders

Investors may not purchase shares directly from the Acquiring Fund’s transfer agent, DST Asset Manager Solutions, Inc. Eligible Shareholders (as defined below) who previously purchased Acquiring Fund shares directly from, and continue to hold such shares directly through, the transfer agent may continue to place additional purchase orders in the same account(s) directly with the transfer agent. Prior to October 2, 2017, Eligible Shareholders that could purchase shares directly from the transfer agent included, but were not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans and 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Shareholders may also be shareholders who received shares of a Schwab Fund as a result of a reorganization of a fund. The Acquiring Fund reserves the right to suspend the privilege of purchasing additional shares of the Acquiring Fund at any time.

Additional Direct Purchases by Wire

Subject to acceptance by the Acquiring Fund, only Eligible Shareholders may make additional purchases of the Acquiring Fund’s shares in the same account(s) by wiring federal funds to the transfer agent. You must call the transfer agent at 1-800-407-0256 prior to the close of the Acquiring Fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the Acquiring Fund will be processed at the net asset value per share of the Acquiring Fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information. The Acquiring Fund reserves the right to suspend the privilege of direct purchase of additional shares of the Acquiring Fund at any time.

Additional Direct Purchases by Mail

Subject to acceptance by the Acquiring Fund, only Eligible Shareholders may make additional purchases of the Acquiring Fund’s shares in the same account(s) by mail. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at DST Asset Manager Solutions, Inc., Attn: Schwab Funds, P.O. Box 219647, Kansas City, MO 64121-9647. Be sure to include your account number on your check. The Acquiring Fund reserves the right to suspend the privilege of direct purchase of additional shares of the Acquiring Fund at any time.

Subject to acceptance by the Acquiring Fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the Acquiring Fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of Acquiring Fund shares, a purchase order is received by the Acquiring Fund on the day that it is in good order unless it is rejected by the Acquiring Fund’s transfer agent. For a cash purchase order of Acquiring Fund shares to be in good order on a particular day, a check must be received on or before the close of the Acquiring Fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the Acquiring Fund after the deadline, the purchase price of Acquiring Fund shares will be based upon the next determination of net asset value of Acquiring Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the Acquiring Fund.

Direct Redemptions and Exchanges

Eligible Shareholders may continue to exchange and redeem shares held directly with the Acquiring Fund’s transfer agent. When selling or exchanging shares directly, you should be aware of the following Acquiring Fund policies:

•

The Acquiring Fund typically expects to pay sale proceeds by wire, ACH, or by mailing a check, to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, the Acquiring Fund may take up to seven days to pay sale proceeds.

•

The Acquiring Fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the Acquiring Fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•

Exchange orders are limited to other Schwab Funds (that are not Sweep Investments) and the Laudus International MarketMasters Fund, and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•	You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Direct Redemptions by Telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the Acquiring Fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The Acquiring Fund and its service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct Redemptions by Mail

You may redeem your Acquiring Fund shares by mail by sending a request letter to the Acquiring Fund’s transfer agent at DST Asset Manager Solutions, Inc., Attn: Schwab Funds, P.O. Box 219647, Kansas City, MO 64121-9647. Your redemption request will be processed by the Acquiring Fund at the net asset value per share of the Acquiring Fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the Acquiring Fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional Direct Redemption Information

To protect you, the Acquiring Fund and its service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct Exchange Privileges

Upon request, and subject to certain limitations, shares of the Acquiring Fund may be exchanged into shares of any other Schwab Fund (that is not a Sweep Investment) or the Laudus International MarketMasters Fund. To exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Acquiring Fund containing the information indicated below.

The Acquiring Fund reserves the right to suspend the privilege of exchanging shares of the Acquiring Fund by mail or by telephone at any time. The Acquiring Fund further reserves the right to materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

Direct Exchanges by Telephone

If you authorized the telephone redemption option in the account application, you may exchange Acquiring Fund shares by telephone by calling the Acquiring Fund’s transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct Redemptions by Telephone” for more information regarding transacting with the Acquiring Fund’s transfer agent via telephone.

Direct Exchanges by Mail

To exchange Acquiring Fund shares by mail, simply send a letter of instruction to the Acquiring Fund’s transfer agent at DST Asset Manager Solutions, Inc., Attn: Schwab Funds, P.O. Box 219647, Kansas City, MO 64121-9647. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Share Price

The Acquiring Fund is open for business each day that the NYSE is open. The Acquiring Fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Acquiring Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The Acquiring Fund’s share price is its net asset value per share, or NAV, which is the Acquiring Fund’s net assets divided by the number of its shares outstanding. Orders received by the Acquiring Fund in good order at or prior to the close of the Acquiring Fund (generally 4:00 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the Acquiring Fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the Acquiring Fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the Acquiring Fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the investment adviser deems them unreliable, the Acquiring Fund may value securities based on fair values developed using methods approved by the Acquiring Fund Board.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Acquiring Fund uses the value of the security provided by pricing services. The pricing services value most fixed-income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.

Additional Policies Affecting Your Investment

The Acquiring Fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•	To change or waive the Acquiring Fund’s investment minimums.
•	To suspend the right to sell shares back to the Acquiring Fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this prospectus.

Options for Acquiring Fund Distributions

Choose an option for Acquiring Fund distributions. If you are an Eligible Shareholder who previously placed direct orders with the Acquiring Fund’s transfer agent, you had one of the three options described below for Acquiring Fund distributions. If you did not indicate a choice, you received the first option. If you are placing orders through an intermediary, you will select from the options for Acquiring Fund distributions provided by your intermediary, which may be different than those provided by the Acquiring Fund to Eligible Shareholders. You should consult with your financial intermediary to discuss available options.

Option	Feature
Reinvestment	All dividends and capital gains distributions are invested automatically in shares of the Acquiring Fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gains distributions are invested in shares of the Acquiring Fund.
Cash	You receive payment for all dividends and capital gains distributions.

Payments by the Investment Adviser or its Affiliates

The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in Acquiring Fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the Acquiring Fund may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the Acquiring Fund. These payments may relate to marketing and/or Acquiring Fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the Acquiring Fund available to its customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the Acquiring Fund.

Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the Acquiring Fund over other investment options they make available to their customers. Please see the SAI for additional information.

Policy Regarding Short-Term or Excessive Trading

The Acquiring Fund is intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the Acquiring Fund’s performance by disrupting the efficient management of the Acquiring Fund, increasing Acquiring Fund transaction costs and taxes, causing the Acquiring Fund to maintain higher cash balances, and diluting the value of the Acquiring Fund’s shares.

To discourage market timing, the Acquiring Fund Board has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by Acquiring Fund shareholders. The Acquiring Fund seeks to deter market timing through several methods. These methods may include fair value pricing, imposition of fees and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent section. Redemption fees are discussed more thoroughly later in this section. Each of these are considered an element of the Acquiring Fund’s policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the Acquiring Fund.

The Acquiring Fund and its service providers maintain risk-based surveillance procedures designed to detect market timing in Acquiring Fund shares in amounts that might be detrimental to the Acquiring Fund. Under these procedures, the Acquiring Fund has requested that service providers to the Acquiring Fund monitor transactional activity in amounts and frequency determined by the Acquiring Fund to be significant to the Acquiring Fund and in a pattern of activity that potentially could be detrimental to the Acquiring Fund. Generally, excessive trading activity in the Acquiring Fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same Acquiring Fund’s shares (including exchanges). If an investor engages in multiple roundtrips in the Acquiring Fund within a 60-day period or the Acquiring Fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the Acquiring Fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the Acquiring Fund or its service providers will work with the intermediary to monitor possible market timing activity. The Acquiring Fund reserves the right to request that the intermediary provide certain shareholder transaction information to the Acquiring Fund and may require the intermediary to restrict the shareholder from future purchases or exchanges in the Acquiring Fund. Transactions by Acquiring Fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the Acquiring Fund. The Acquiring Fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the Acquiring Fund through such intermediary if the Acquiring Fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the Acquiring Fund and in a pattern of activity that potentially could be detrimental to the Acquiring Fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their Acquiring Fund transactions. The Acquiring Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

The Acquiring Fund may impose a short-term redemption fee on any Acquiring Fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The Acquiring Fund imposes the redemption fee in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The Acquiring Fund charges a redemption fee of 1.00% on shares sold or exchanged 60 days or less after purchasing them. The fee may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The Acquiring Fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Acquiring Fund shares purchased with reinvested dividends are not subject to redemption fees. The Acquiring Fund retains the redemption fee for the benefit of the remaining shareholders.

As noted above, the Acquiring Fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the Acquiring Fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of the Acquiring Fund or may be unwilling to collect the fees. As such, the Acquiring Fund may not be able to collect redemption fees through these intermediaries. The Acquiring Fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that investing the Acquiring Fund.

The Acquiring Fund reserves the right to waive its redemption fee if the Acquiring Fund or its service providers believe that such waivers are consistent with the best interests of the Acquiring Fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the Acquiring Fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the Acquiring Fund. The Acquiring Fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

Although these methods are designed to discourage market timing, there can be no guarantee that the Acquiring Fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The Acquiring Fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the Acquiring Fund’s long-term shareholders. The Acquiring Fund may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program. The Acquiring Fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair Value Pricing

The Acquiring Fund Board has adopted procedures to fair value the Acquiring Fund’s securities when market prices are not “readily available” or are unreliable. For example, the Acquiring Fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Acquiring Fund seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the Acquiring Fund’s portfolio holdings and the net asset value of its shares, and seeks to help ensure that the prices at which the Acquiring Fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Acquiring Fund makes fair value determinations in good faith in accordance with the Acquiring Fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Acquiring Fund could obtain the fair value assigned to the security upon the sale of such security.

Methods to Meet Redemptions

Under normal market conditions, the Acquiring Fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as CSIM determines appropriate, the Acquiring Fund may borrow through the Acquiring Fund’s bank lines of credit or through the Acquiring Fund’s interfund lending facility to meet redemption requests. The Acquiring Fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, the Acquiring Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the Acquiring Fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

Large Shareholder Redemptions

Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Acquiring Fund’s shares. Redemptions by these shareholders of their holdings in the Acquiring Fund may impact the Acquiring Fund’s liquidity and NAV. These redemptions may also force the Acquiring Fund to sell securities, which may negatively impact the Acquiring Fund’s brokerage costs.

Customer Identification and Verification and Anti-Money Laundering Program

Customer identification and verification is part of the Acquiring Fund’s overall obligation to deter money laundering under federal law. The Acquiring Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Acquiring Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Acquiring Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Acquiring Fund management, they are deemed to be in the best interest of the Acquiring Fund or in cases when the Acquiring Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Acquiring Fund is required to withhold such proceeds.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.

The Acquiring Fund reserves the right to close and/or liquidate your account at the then-current day’s price if the Acquiring Fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on Acquiring Fund shares and will be subject to corresponding tax consequences.

Distributions and Taxes

Any investment in the Acquiring Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the Acquiring Fund’s SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the Acquiring Fund. You also can visit the IRS website at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains the Acquiring Fund earns. Every year, the Acquiring Fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. The Acquiring Fund declares a dividend every business day, based on its determination of its net investment income. The Acquiring Fund pays its dividends on the last business day of every month. Although it cannot be guaranteed by the Acquiring Fund, the Acquiring Fund does not expect to make distributions that will be treated as return of capital. The Acquiring Fund expects to pay any capital gains distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the Acquiring Fund’s capital gains distribution, if any, may be made available on the Acquiring Fund’s website: www.schwabfunds.com.

The Acquiring Fund’s distributions may have tax consequences. Typically, dividends from net investment income of the Acquiring Fund are exempt from federal taxes and a portion of this Acquiring Fund’s dividends may be exempt from state or local income taxes, depending on the extent to which the Acquiring Fund invests in bonds that are tax-exempt in your state. To the extent the

Acquiring Fund invest in securities subject to the AMT, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from the Acquiring Fund. The Acquiring Fund’s capital gains distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The Acquiring Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or the Laudus International MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for one-year or less, long-term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

At the beginning of every year, the Acquiring Fund provides shareholders with information detailing the tax status of any distributions the Acquiring Fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements, including a breakdown of the Acquiring Fund’s income from each state.

Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, the fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, the fund will use an average cost basis method. Please consult your tax advisor to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.

The Acquiring Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the Acquiring Fund, as discussed in more detail in the SAI. Furthermore, the Acquiring Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Acquiring Fund to enable the Acquiring Fund to determine whether withholding is required.

EXHIBIT A

OWNERSHIP OF THE TARGET FUND

Significant Holders

The following table shows, as of the Record Date, to the knowledge of the Target Fund, the accounts of the Target Fund that own of record 5% or more of the Target Fund.

Shareholders Name and Address	Total Shares	Percentage
SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ID 866 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	3,850,993.62	56.24%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	1,647,090.22	24.05%

MARIL & CO FBO 70 C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	894,682.79	13.07%

A-1

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this          day of March, 2020 by and among (i) Advisors Series Trust, a Delaware statutory trust (“Target Trust”), severally and not jointly on behalf of its series, the Wasmer Schroeder High Yield Municipal Fund (the “Target Fund”); (ii) Schwab Investments, a Massachusetts voluntary association (commonly known as a business trust) (“Acquiring Trust”), severally and not jointly on behalf of its series, the Schwab High Yield Municipal Bond Fund (the “Acquiring Fund”); (iii) solely for the purposes of Sections 1.2(f), 1.2(g), 4.3, 5.1(f), 9.2 and 11.1, Wasmer, Schroeder & Company, LLC (“Wasmer”), investment adviser of the Target Fund; and (iv) solely for the purposes of Sections 1.2(h), 4.4, 9.2 and 11.2, Charles Schwab Investment Management, Inc. (“CSIM”), investment adviser of the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Trust or the Acquiring Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.2(b)) and assume all of the Liabilities (as defined in Section 1.2(c)) of the Target Fund in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1

It is the intention of the parties hereto that the Reorganization described herein shall be conducted separately from the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If the Reorganization should fail to be consummated, such failure shall not affect the other Reorganization in any way.

1.2.    The Acquiring Trust and the Target Trust agree to take the following steps with respect to the Reorganization:

(a)    The Target Fund shall transfer all of its Assets, as defined in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined in the manner set forth in Section 2.

(b)    The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, “Assets”).

(c)    The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

(d)    As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.2(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)    Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)    All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by Wasmer or by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

(g)    Wasmer, the Target Trust and the Target Fund acknowledge that CSIM, the Acquiring Trust and the Acquiring Fund intend to treat, and do not and will not object to CSIM,

the Acquiring Trust and the Acquiring Fund treating, the performance record of the Target Fund as the performance record of the Acquiring Fund for any purpose, including the rules and regulations of the Commission and the Financial Industry Regulatory Authority (“FINRA”). In this regard, the parties acknowledge that the investment performance history of the Target Fund will be transferred to the Acquiring Fund at the Closing Date. Wasmer, on behalf of the Target Fund, represents and warrants to the Acquiring Fund that the investment performance history of the Target Fund is accurate in all material respects and has been calculated in accordance with applicable law.

(h)    To the extent applicable, CSIM will use its commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. CSIM will use its commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 per cent of the members of the Board of Trustees of the Acquiring Fund are not interested persons of CSIM or Wasmer; and for a period of at least two (2) years after the Closing Date, no undue burden is imposed on the Acquiring Fund or its shareholders.

2.	VALUATION

2.1.    With respect to the Reorganization:

(a)    The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Target Trust’s Board of Trustees (“Target Fund Valuation Procedures”).

(b)    The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

(c)    The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d)    All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures and shall be subject to review by the Acquiring Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party.

(e)    “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f)    “Valuation Date” shall mean the business day next preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1.    The Reorganization shall close on                      , 2020 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2.    With respect to the Reorganization:

(a)    The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)    The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c)    At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)    The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)    In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.    The Target Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a)    The Target Fund is duly organized as a series of the Target Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Acquiring Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)    The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)    No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)    The current prospectus and information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)    Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)    The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)    The financial statements of the Target Fund for the Target Fund’s fiscal year ended February 29, 2020 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)    Since February 29, 2020, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k)    On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Trust, to the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l)    The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date)

classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m)    The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (k) or (l) of this Section 4.1;

(n)    All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(o)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)    Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of the shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein;

(q)    The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r)    The due diligence materials of the Target Fund made available to the Acquiring Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the Acquiring Trust to the Target Trust dated March 1, 2020 are true and correct in all material respects and contain no material misstatements or omissions;

(s)    The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(t)    The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;

(u)    The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(w)    The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;

(x)    The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(y)    The Target Fund has maintained since its formation its February 28 fiscal year-end for U.S. federal income tax purposes, and has never changed its February 28 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”

(z)    The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2019 excise tax and February 29, 2020 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and

(aa)    The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.

4.2.     The Acquiring Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Trust and the Target Fund as follows:

(a)    The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a Massachusetts voluntary association (commonly known as a business trust) duly formed,

validly existing, and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and By-Laws, each as amended and as currently in effect (“Target Trust Governing Documents”) to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. As used in this Agreement, the term “good standing under the laws of The Commonwealth of Massachusetts” means (i) having filed a copy of the Target Trust’s Agreement and Declaration of Trust pursuant to Chapter 182 of the General Laws of The Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in The Commonwealth of Massachusetts all of the powers recited in the Target Trust’s Agreement and Declaration of Trust and to transact business in The Commonwealth of Massachusetts;

(b)    The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)    Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d)    No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e)    The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)    The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the

Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)    The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Trust, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following the Reorganization, 100% of the Acquiring Fund Shares will be held by the shareholders of the Target Fund as of the Closing Date;

(i)    By the Closing, (i) the Acquiring Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund and (ii) the initial shareholder of the Acquiring Fund shall have approved an investment advisory contract between the Acquiring Trust, on behalf of the Acquiring Fund, and Wasmer;

(j)    The Acquiring Fund intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;

(k)    No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization;

(l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the

Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(n)    The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(o)    The Acquiring Fund does not directly or indirectly own, nor on the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund;

(p)    The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by CSIM or an affiliate of CSIM;

(q)    The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of the shareholders of the Target Fund to approve this Agreement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the date of the meeting of the shareholders of the Target Fund, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Trust for use therein;

(r)    The due diligence materials of the Acquiring Fund made available to the Target Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the Target Trust to the Acquiring Trust, dated February 27, 2020, are true and correct in all material respects and contain no material misstatements or omissions; and

(s)    The Acquiring Trust is not aware of any arrangement whereby it or any affiliated person of the Acquiring Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

4.3    Wasmer represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)    Wasmer is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware;

(b)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Wasmer, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Wasmer, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4    CSIM represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)    CSIM is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware;

(b)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of CSIM, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of CSIM, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1.    With respect to the Reorganization:

(a)    The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b)    The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”).

(c)    The Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d)    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e)    The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f)    Subject to the provisions of this Agreement, each party will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and Wasmer each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g)    Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.2(d).

(h)    It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Sullivan & Worcester LLP to render the tax opinion contemplated in this Agreement.

(i)    On or before the Closing Date, the Target Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending before the

Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending before the Closing Date.

(j)    Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(k)    The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(l)    The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(m)    The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(n)    The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.    With respect to the Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)    All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)    The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)    The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d)    The Target Trust shall have received a favorable opinion of Dechert LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i)    The Acquiring Trust is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii)    This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)    The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv)    The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)    Except as disclosed in writing to the Target Trust, such counsel is not representing the Acquiring Fund in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Agreement; and

(vii)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(e)    In connection with the opinions contemplated by Section 6.1(d), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust; and

(f)    The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 6.1(f).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.    With respect to the Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)    All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)    The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)    The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)    The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;

(e)    The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f)    The Acquiring Trust shall have received a favorable opinion of Sullivan & Worcester LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i)    The Target Trust is duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii)    This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)    The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv)    The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v)    The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)    Except as disclosed in writing to the Acquiring Trust, such counsel is not representing the Target Fund in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Agreement; and

(vii)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g)    In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust; and

(h)    The Board of Trustees of the Target Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 7.1(h).

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.     The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2.    On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5.     The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Sullivan & Worcester LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Sullivan & Worcester LLP may request and rely upon representations contained in certificates of officers of the Target Trust, the Acquiring Trust and others, and the officers of the Target Trust and the Acquiring Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes on the transfer thereof, under a mark-to-market system of accounting or (ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.     CSIM and Wasmer, or their affiliates, will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to a Reorganization to be borne by CSIM and Wasmer, their affiliates, shall include costs associated with organizing the Acquiring Fund, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to a Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization, other than as described in this Agreement. Notwithstanding the foregoing, CSIM will not pay liability insurance expenses covering the actions of the trustees and officers of the Target Trust with respect to the Target Fund, and Wasmer will not pay liability insurance expenses covering the actions of the trustees and officers of the Acquiring Trust with respect to the Acquiring Fund. CSIM and Wasmer will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR and N-Q or any forms adopted by the Commission in replacement of Forms N-CSR or N-Q.

11.	INDEMNIFICATION

11.1.    Wasmer agrees to indemnify and hold harmless the Acquiring Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2.    CSIM agrees to indemnify and hold harmless the Target Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust, on behalf of the Acquiring Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.        ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1.    Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Trust (the “Confidentiality Agreement”), each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; or (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Sections 9 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.        HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or its Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6. A copy of the Agreement and Declaration of Trust of the Target Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trustees of the Target Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Target Trust.

15.7. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.8. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.9. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

16.	CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the disclosing party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

17. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Acquiring Trust:

Schwab Investments

211 Main Street

San Francisco, CA 94105

Attention: Chief Legal Officer

For Target Trust:

Advisors Series Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Attention:

For CSIM:

Charles Schwab Investment Management, Inc.

211 Main Street

San Francisco, CA 94105

Attention: Chief Legal Officer

For Wasmer:

Wasmer, Schroeder & Company, LLC

600 Fifth Avenue South, Suite 210

Naples, Florida 34102

Attention:

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Advisors Series Trust,

severally and not jointly on behalf of the

Wasmer Schroeder High Yield Municipal Fund

By:
Name:
Title:

Schwab Investments,
severally and not jointly on behalf of the
Schwab High Yield Municipal Bond Fund

By:
Name:	Brett H. Wander
Title:	Senior Vice President

Wasmer, Schroeder & Company, LLC,
solely for the purposes of Sections 1.2(h), 4.4, 9.2 and 11.2

By:
Name:
Title:

Charles Schwab Investment Management, Inc.,
solely for the purposes of Sections 1.2(f), 1.2(g), 4.3, 5.1(f) and 11.1

By:
Name:	Jonathan de St Paer
Title:	Senior Vice President

Signature Page to Agreement and Plan of Reorganization

Exhibit A

Target Fund	Acquiring Fund
Wasmer Schroeder High Yield Municipal Fund	Schwab High Yield Municipal Bond Fund

Schedule 8.5

Tax Opinions

With respect to the Reorganization:

(i)    The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)    No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for any gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv)    No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v)    The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain, or decreased by the amount of loss, if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(vi)    The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii)    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii)    The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)    The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)    The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

(xi)    The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

Exhibit C

FINANCIAL HIGHLIGHTS

This section provides further details about the financial history of the Target Fund for the past five fiscal years of the Target Fund . Certain information reflects financial results for a single Fund share. “Total return” shows the percentage that an investor in a Fund would have earned or lost during a given period, assuming all distributions were reinvested. Upon completion of the Reorganization, the Acquiring Fund will be the accounting successor to the investment performance of the Target Fund. At that time, the Acquiring Fund will adopt the financial statements of the Target Fund.

Tait, Weller & Baker LLP, whose full report, along with the Target Fund’s financial statements, is included in the Target Fund’s annual report for the fiscal year ended February 29, 2020. A free copy of the Fund’s annual report is available upon request as described on page 2 of this Proxy Statement/Prospectus.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016
Net asset value, beginning of year	$10.61	$10.63	$10.44	$10.76	$10.78

Income from investment operations:
Net investment income^	0.38	0.40	0.36	0.40	0.51
Net realized and unrealized gain/(loss) on investments	0.73	0.01	0.20	(0.22)	(0.02)

Total from investment operations	1.11	0.41	0.56	0.18	0.49

Less distributions to shareholders:
From net investment income	(0.38)	(0.41)	(0.35)	(0.40)	(0.51)
From net realized gains on investments	(0.09)	(0.02)	(0.02)	(0.10)	—

Total dividends	(0.47)	(0.43)	(0.37)	(0.50)	(0.51)

Redemption fees^#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$11.25	$10.61	$10.63	$10.44	$10.76

Total return	10.71%	3.93%	5.42%	1.65%	4.67%

C-1

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016

Supplemental data and ratios:
Net assets, end of year (thousands)	$82,969	$77,029	$118,300	$99,193	$101,847
Ratio of net expenses to average net assets:
Before fee waivers/ recoupment	0.78%	0.76%	0.88%	0.95%	1.01%
After fee waivers/ recoupment	0.75%	0.75%	0.92%	0.97%	1.00%
Ratio of net investment income to average net assets:
Before fee waivers/ recoupment	3.45%	3.79%	3.34%	3.76%	4.77%
After fee waivers/ recoupment	3.48%	3.80%	3.30%	3.74%	4.78%
Portfolio turnover rate	27%	18%	11%	32%	27%

^	Based on average shares outstanding.

#	Amount is less than $0.01 per share.

C-2

Exhibit D

WASMER SCHROEDER FUND C/O U.S. BANCORP 777 EAST WISCONSIN AVE MILWAUKEE, WI 53202 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting please register by going to:https://viewproxy.com/wscfunds/broadridgevsm To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D17865-S02026 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposal: For Against Abstain1. To approve an Agreement and Plan of Reorganization between Advisors Series Trust ("Target Trust") on behalf of Wasmer Schroeder High Yield Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Municipal Fund ("Target Fund"), and Schwab Investments ("Acquiring Trust"), on behalf of Schwab High Yield Municipal Bond Fund (the "Acquiring Fund"), a series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund. 2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

D-1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement/Prospectus are available at www.proxyvote.com. D17866-S02026 WASMER SCHROEDER HIGH YIELD MUNICIPAL FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Wasmer Schroeder High Yield Municipal Fund (the "Fund") hereby appoints Jeffrey T. Rauman and Cheryl L. King, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 8, 2020 at the Special Meeting of Shareholders to be held on June 29, 2020 at 11:00 a.m., Central Time virtually at https://viewproxy.com/wscfunds/broadridgevsm, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE

D-2

SCHWAB INVESTMENTS

211 Main Street

San Francisco, CA 94105

800-648-5300

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Liabilities of

WASMER-SCHROEDER HIGH YIELD MUNICIPAL FUND

a series of

Advisors Series Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

By and in Exchange for Shares of

SCHWAB HIGH YIELD MUNCIPAL BOND FUND

a series of

Schwab Investments

211 Main Street

San Francisco, CA 94105

May 18, 2020

This Statement of Additional Information (the “SAI”), which is not a prospectus, relating specifically to the proposed transfer of assets and liabilities of the Wasmer Schroeder High Yield Municipal Fund (the “Target Fund”), a series of Advisors Series Trust (the “Target Trust”) to the Schwab High Yield Municipal Bond Fund, a series of Schwab Investments (the “Acquiring Trust”) (the “Acquiring ” and, together with the Acquired Fund, the “Funds”) (the “Reorganization”), should be read in conjunction with the Proxy Statement/Prospectus dated May 18, 2020 relating specifically to the Reorganization (the “Prospectus/Proxy Statement”).

1

PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF FUND SHARES	33
TAXATION	35
APPENDIX – RATINGS OF INVESTMENT SECURITIES
APPENDIX – PROXY VOTING POLICY

2

GENERAL INFORMATION

The Board of Trustees of the Target Fund has approved an Agreement and Plan of Reorganization which contemplates the transfer of all the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. A special meeting of shareholders of the Target Fund to consider the Reorganization will be held on June 29, 2020, at 11:00 a.m. Central Time virtually at https://viewproxy.com/wscfunds/broadridgevsm. For further information about the Reorganization, see the Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling the Trust at 1.855.972.6864.

DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated by reference herein:

1.     The Statement of Additional Information of the Target Trust relating to the Target Fund dated June  28, 2019.

2.     The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Target Fund included in the Target Fund’s Annual Report for the period ended February  29, 2020. No other parts of the Target Fund’s Annual Report are incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION

In the Reorganization, the Target Fund will be combined into the Acquiring Fund, which currently has no assets or liabilities. Pro forma combining financial statements are not included because the only significant pro forma financial statement impact relates to the fees and expenses of the Funds, which are summarized in the Prospectus. Shareholders of the Target Fund should compare the fees and expenses of the Acquiring Fund with those the Target Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

The additional information that follows relates solely to the Acquiring Fund (referred to below as the “Fund”), a series of the Schwab Investments. The additional information that follows is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement. To obtain a free copy of the Prospectus/Proxy Statement, please contact Schwab Funds, 211 Main Street, San Francisco, California, 94109, or by calling 1-866-345-5954.

The Fund was formed in connection with the Reorganization. On August 10, 2020, the Fund is expected to acquire the assets and liabilities of the Target Fund in a tax-free reorganization, while maintaining a substantially similar investment objective, and substantially similar investment strategies and policies. The Reorganization will result in a change in the Target Fund’s management arrangements. The Acquiring Fund will be advised by Charles Schwab Investment Management, Inc., a wholly-owned subsidiary of The Charles Schwab Corporation.

3

The audited financial statements of the Target Fund for the Target Fund’s fiscal year ended February 29, 2020, including notes thereto and the report of the Target Fund’s independent registered public accounting firm thereon, are herein incorporated by reference from the Target Fund’s Annual Report. A copy of the Target Fund’s February 29, 2020 Annual Report must accompany the delivery of this SAI.

4

INVESTMENT OBJECTIVE

The Schwab High Yield Municipal Bond Fund seeks to generate interest income that is not subject to federal income tax.

Change of Investment Objective

The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees (the Board) without shareholder approval.

Change to 80% Investment Policy of the Fund

The Schwab High Yield Municipal Bond Fund will normally invest at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax. For purposes of this 80% investment policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

This policy may be changed only by a vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.

INVESTMENT STRATEGIES, SECURITIES AND RISKS

The following descriptions of investment strategies, securities and risks supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for the fund. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

From time to time the fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of the fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, the fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose the securities as soon as reasonably practicable.

Auction-Rate Securities (ARS) are long-term variable rate bonds whose interest rates reset at specific shorter frequencies through a Dutch auction process. A Dutch auction is a competitive bidding process used to determine rates on each auction date. Bids are submitted to the auction agent. The winning bid rate is the rate at which the auction clears, meaning the lowest possible interest rate that equals the cumulative total of securities demanded (buyers) to the amount auctioned (sellers). New buyers wishing to purchase ARS may submit a bid at a specified rate on the day of the auction. Holders of the bonds will be notified of the indicative market rate. All accepted bids receive the same interest rate.

Owners of ARS have the option to (i) hold: elect to hold an existing position regardless of what the new rate might be; (ii) bid: submit a bid to hold an existing position at a specified rate; or (iii) sell: request to sell an existing position regardless of the rate set at the auction.

Interest rates are generally reset every 7 or 28 days for taxable issues and every 35 days for tax-exempt issues. Most ARS pay interest on the business day following the auction; however, some may have quarterly or semi-annual coupons and trade with accrued interest. ARS settle on the business day following the auction. ARS holders do not have the right to “put” their securities back to the issuer, but rather rely on the liquidity generated by the Dutch auction. Due to this lack of a dedicated liquidity facility, ARS are very credit sensitive. Further, while the Dutch auction process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a fund’s investments in auction rate securities at a time when the fund wishes to dispose of such securities.

Borrowing may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of the fund’s shares and in its portfolio yield. To avoid this, the fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, the fund may be required to pledge additional collateral to avoid liquidation of those assets. The fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, (the 1940 Act) which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The

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fund intends to use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. The fund will pay a fee to the bank for using the lines.

Build America Bonds are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the Act). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

If a fund holds Build America Bonds, the fund may be eligible to receive a federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for federal income tax purposes and will be distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by a fund, the fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.

Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk.

Credit and Liquidity Supports or Enhancements may be employed by issuers or a fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic financial institutions. Liquidity supports include puts, demand features and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. The investment adviser may rely on its evaluation of the credit and liquidity support provider in determining whether to purchase or hold a security enhanced by such a support. Changes in the credit quality of a support provider could cause losses to a fund.

Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow issuers to redeem or “call” their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is more likely to occur in a falling interest rate environment. When this happens, the fund may have to replace these securities with lower yielding securities, which could result in a lower return. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity debt securities react to interest rate changes more severely than shorter-term debt securities (all things being equal), but generally offer greater rates of interest. If an issuer redeems its debt securities prior to final maturity, the fund may have to replace those securities with lower yielding securities, which could result in a lower return.

A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which the fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in the fund’s portfolio adjust to a rise in interest rates, the fund’s share price may fall. In the event that the fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.

See the appendix titled “Ratings of Investment Securities” for a full description of the various ratings assigned to debt securities by various Nationally Recognized Statistical Rating Organizations (NRSROs).

Delayed-Delivery and Forward Commitment Transactions involve purchasing and selling securities on a delayed-delivery or forward basis. A delayed-delivery agreement is a contract for the purchase or sale of one or more securities to be delivered on an agreed future settlement date. A forward commitment agreement is a contract for the purchase or sale of one or more securities at a specified price, with delivery and cash settlement on an agreed specified future date. When purchasing securities on a delayed-delivery or forward basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery or forward basis purchase obligations. When the fund sells a security on a delayed-delivery or forward basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. The fund may renegotiate a forward commitment transaction and may sell the underlying security before delivery, which may result in capital gains or losses for the fund.

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Demand Features, which may include guarantees, are used to shorten a security’s effective maturity and/or enhance its creditworthiness. A demand feature entitles a fund to receive a fixed price (usually with accrued interest) for a security upon demand either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party. If a demand feature provider were to refuse to permit the feature’s exercise or otherwise terminate its obligations with respect to such feature, however, the security’s effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund’s overall average effective maturity.

Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the fund’s investment objective and permitted by the fund’s investment limitations, operating policies and applicable regulatory authorities.

The Commodity Futures Trading Commission (CFTC) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which the fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, on behalf of the fund, with respect to the fund’s operation. Therefore, the fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If the fund were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If the fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.

The Commodity Futures Trading Commission (CFTC) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which

Options Contracts generally provide the right, but not the obligation, to buy or sell a security, commodity or futures contract in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date or dates in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the fund will be covered, which means that the fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will either earmark or segregate assets (e.g., cash, U.S. government securities or other liquid assets) with a value at least equal to the exercise price of the put option, or will otherwise “cover” its position as required by the 1940 Act (e.g., the fund will hold a put option on the same underlying security with the same or higher strike price). The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has

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written. Such purchases are referred to as “closing purchase transactions.” The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its total assets.

Futures Contracts are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. Although positions are usually marked-to-market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.

The fund must maintain a small portion of its assets in cash to process certain shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. The fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The initial margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. To avoid the creation of a senior security, the fund will earmark or segregate liquid assets for any outstanding futures contracts as may be required by the federal securities laws.

While the fund may purchase and sell futures contracts in order to simulate, among other things, full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, the fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, the fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

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Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

With respect to futures contracts that are not legally required to “cash settle,” the fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the notional value (i.e., the purchase or delivery obligation) of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, the fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked-to-market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the notional value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, the fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full notional value of the futures contract.

Puts are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon the fund’s attempt to exercise the put, the fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for the fund. This also could lengthen the fund’s overall average effective maturity. Standby commitments are types of puts.

Swap Agreements are derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). Swap agreements may be negotiated bilaterally and traded OTC between two parties or in some instances, must be transacted through a futures commission merchant and cleared through a clearing house that serves as a central counterparty. While central clearing and exchange trading are designated to reduce counterparty and liquidity risks, such mechanisms do not render swap agreements risk free. The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease the fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the fund, the fund must be prepared to make such payments when they are due. In order to help minimize risks, the fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. For swap agreements that are not traded through a futures commission merchant and cleared through a central clearinghouse, the fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

Certain standardized swaps are subject to mandatory central clearing and exchange trading requirements. Unlike uncleared swaps, which are negotiated bilaterally and traded over-the-counter, cleared swaps must trade through a futures commission merchant and be cleared through a clearinghouse that serves as the central counterparty to the transaction. The fund posts initial and variation margin for cleared swaps by making payments to its clearing member futures commission merchants. Depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which, once effective, may result in the fund and its counterparties posting higher margin amounts for uncleared swaps. Any type of swap agreement poses a risk for the fund and may cause it to lose money.

In addition, the fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the fund (i.e., where the fund is selling credit default

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protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

Duration was developed as a more precise alternative to the concept of “maturity.” Traditionally, a debt obligation’s maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed-income security, the higher the duration of the security; conversely, the higher the stated or coupon rate of a fixed-income security, the lower the duration of the security.

Holding long futures or call option positions will increase the duration of the fund’s portfolio. Holding short futures or put options will lower the duration of the fund’s portfolio.

A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides the fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.

The above discussion provides a general overview of the concept of duration. Application and calculation of duration may be slightly different or become more complex when applied to other types of debt obligations, which may require different assessments to determine and/or calculate duration. For example, for floating- and variable-rate securities the interest rate exposure and duration correspond to the frequency of the coupon reset. For mortgage-backed securities and certain asset-backed securities, calculating duration requires projecting future interest rates and the associated pace of repayment of the underlying instruments. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.

High-Yield Securities, also called lower quality bonds (junk bonds), are more speculative and volatile (though typically higher yielding) than investment grade bonds. High-yield securities are defined as securities rated below the fourth highest rating category by an NRSRO. Adverse economic developments could disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high-yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high-yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which the fund purchased them.

Thus, high-yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high-yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect the fund’s net asset value and investment practices, the secondary market value for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

Illiquid Securities or Investments means any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of the fund’s investments is monitored under the supervision and direction of the Board of Trustees (Board) and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.

Inflation-Protected Securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.

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Inflation-protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis equal to a fixed percentage of the inflation adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The fund may also invest in other inflation-protected bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.

The value of inflation-protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the expected rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (CPI-U), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by the U.S. Internal Revenue Service (IRS) to be taxable income in the year it occurs. The fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interfund Borrowing and Lending. The SEC has granted an exemption to the fund that permits the fund to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Fund.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.

Maturity of Investments will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of the fund is dollar-weighted based upon the market value of the fund’s securities at the time of the calculation.

Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When the fund buys a put,

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losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

The fund may keep a portion of its assets in cash for business operations. To reduce the effect this otherwise uninvested cash would have on its performance, the fund may invest in money market securities. The fund may also invest in money market securities to the extent it is consistent with its investment objective.

Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Municipal Leases are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to “nonappropriation risk,” which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

Municipal Securities are debt securities issued by municipal issuers. Municipal issuers include states, counties, municipalities, or other political subdivisions, and their agencies, authorities, instrumentalities and public corporations. Municipal issuers may also include issuers located in U.S. territories, commonwealths and possessions and the District of Columbia, including their political subdivisions, agencies, instrumentalities and public corporations, if interest on securities issued by these issuers is not subject to federal or state income tax.

Municipal securities pay fixed-, variable- or floating-rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality. The investment adviser relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is eligible, with respect to its validity and tax status, to be purchased by a fund. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.

Municipal securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds (“industrial development bonds” under prior law). These securities may be issued by or on behalf of public authorities to provide funds to construct or improve privately owned or operated facilities. The repayment of the debt is typically not an obligation of the municipal issuer but only of the operator or owner of the facility. Because the fund may invest in private activity bonds, the fund may not be desirable investments for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users because distributions from the fund attributable to interest on such bonds may not be tax exempt to such users or persons or subject to the federal alternative minimum tax. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these funds. The credit quality of private activity bonds may be related to the credit standing of the private corporation or other entity on whose behalf the bonds were issued and who is responsible for repaying the debt or to the financial institution providing a credit or liquidity enhancement.

Municipal securities generally are classified as “general obligation” or “revenue” and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer’s pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities may be payable only from the revenues derived from a particular facility or class of facilities or, in other cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

In addition to bonds, municipalities issue short-term securities such as tax anticipation and revenue anticipation notes, bond anticipation notes, pre-funded municipal bonds, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes or other revenues on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality’s issuance of a longer-term bond in the future. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by the Federal National Mortgage Association (Fannie Mae) or Government National Mortgage Association (Ginnie Mae) at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

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The fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. For example, for one type of moral obligation security, if the issuer of the security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The marketability, valuation or liquidity of municipal securities may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers of a particular state, territory, commonwealth, or possession could affect the market value or marketability of any one or all such states, territories, commonwealths, or possessions.

The value of municipal securities may also be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) and the related governmental and public responses have had, and may continue to have, an adverse effect on the state and local economies. Preventative or protective actions that governments have taken, and may continue to take, as a result of the pandemic has resulted in, and may continue to result in, periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets and could affect the value of municipal securities held by the fund. The full effects of the pandemic and related responses are not yet known and will emerge over time.

Non-Publicly Traded Securities and Private Placements are securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the fund may be required to bear the expenses of registration.

Quality of Fixed Income Investments refers to the quality of the securities purchased by the fund. Securities are considered investment-grade securities if they have been rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board.

Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.

Securities Lending of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements. When the fund is lending portfolio securities, the fund may receive cash collateral, and it may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities, if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral.

The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.

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To the extent the fund participates in securities lending with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of the lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM) or any affiliate of CSIM.

Securities of Other Investment Companies and those issued by foreign investment companies may be purchased and sold by the fund. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If the fund decides to purchase securities of other investment companies, the fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Except with respect to the fund’s investments in registered money market funds and unregistered money market funds that comply with certain conditions of the 1940 Act, mutual fund investments for the fund are currently restricted under federal regulations, and therefore, the extent to which the fund may invest in another mutual fund may be limited.

Funds in which the fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to the fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month or one year. This means investors would not be able to sell their shares of a hedge fund until such time had passed.

Short Sales may be used by the fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. For example, the fund may use short sales as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of its index. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. The fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When the fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that the fund owns or has the right to acquire, for the delivery at a specified date in the future. If the fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box is a taxable transaction to the fund with respect to the securities sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Sinking Funds may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders’ principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond’s sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond’s maturity.

Temporary Defensive Strategies Under normal conditions, the fund does not intend to invest more than 20% of its net assets in securities whose interest is subject to federal income tax. Accordingly, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, from time to time, as a defensive measure or under abnormal market conditions, the fund may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes. However, from time to time, as a temporary defensive measure or under abnormal market conditions, the fund may make temporary investments in securities whose interest is subject to federal income tax.

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U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Fannie Mae, Federal Home Loan Mortgage Corporation (Freddie Mac), the Student Loan Marketing Association (Sallie Mae), and the Federal Home Loan Banks, are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. Under the current arrangement, the GSEs have a maximum amount of funding available to them which will be reduced by any future draws. There is a risk that if a GSE experiences a loss in any fiscal quarter that results in the GSE having a negative net worth that is greater than the amount available under the U.S. Treasury’s funding commitment that the FHFA could place the GSE in receivership. In addition, each GSE may only retain a certain amount of its profits at the end of each fiscal quarter and the U.S. Treasury’s liquidation preference will increase in an amount equal to any increase in a GSE’s net worth up to a certain amount. The SPAs contain various covenants that severely limit each enterprise’s operations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the fund’s investments to lose value.

The risk of default may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling, the U.S. government may default on certain U.S. government securities including those held by a fund, which could have an adverse impact on the fund. In recent years, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

In accordance with recommendations made by the Treasury Market Practices Group, to the extent the fund enters into transactions involving U.S. Treasury securities, agency debt instruments issued by Fannie Mae and Freddie Mac, and agency-pass-through MBS issued or guaranteed by Fannie Mae, Freddie Mac and Ginnie Mae, the fund may pay “fails charges” to or be owed “fails charges” from a counterparty, in connection with certain trade settlement failures.

Variable- and Floating-Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow the fund to exercise its demand rights at any time, some such securities may only allow the fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. The fund could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

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Certain variable- and floating-rate debt securities are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (LIBOR). On July 27, 2017, the head of the United Kingdom’s (UK) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Accordingly, the potential effect of a transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the fund invests cannot yet be determined.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (SOFR). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Synthetic variable- or floating-rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund’s investment limitations. The fund may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax.

The fund may invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (“inverse floaters”). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. A fund’s investments in inverse floaters also amplifies the effects of the fund’s use of leverage, which tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Variable- and floating-rate debt securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate debt securities will not generally increase in value if interest rates decline. Inverse floaters may decrease in value if interest rates increase. Inverse floaters may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a fund holds variable- or floating-rate debt securities, a decrease (or, in the case of inverse floaters, an increase) in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the fund’s shares.

Wrap Agreements may be entered into by the fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in the fund. The fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in the fund’s net asset value (NAV). However, the fund’s NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses the fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that the fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in the fund’s NAV. All of these factors might result in a decline in the value of the fund’s shares.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities are debt securities that do not make cash interest payments throughout the period prior to maturity. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. A zero-coupon security pays no interest to its holders during its life. Step-coupon securities are debt securities that, instead of having a fixed coupon for the life of the security,

16

have coupon or interest payments that may increase or decrease to predetermined rates at future dates. Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. High-yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are especially sensitive to downward pricing pressures from rising interest rates and may require a fund to pay out imputed income without receiving the actual cash delivery. Thus, these types of high yield investments increase the chance that the fund may lose money. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a “regulated investment company” or “RIC” under the Internal Revenue Code of 1986, as amended (Internal Revenue Code) and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Market Disruptions Risk. The fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the fund’s service providers, including CSIM as the fund’s investment adviser, rely, and could otherwise disrupt the fund’s service providers’ ability to fulfill their obligations to the fund.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the global economic environment. These disruptions have led to instability in the market place, including losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, low or negative interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the fund may be required to dispose of portfolio investments at inopportune times or prices.

INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment limitations are fundamental investment policies and restrictions and may be changed only by vote of a majority of the fund’s outstanding voting shares.

Schwab High Yield Municipal Bond Fund may not:

(1)

The Acquiring Fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2)

Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3)

Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4)	Purchase securities of other investment companies, except as permitted by the 1940 Act.

(5)

Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6)

Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7)

Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8)

Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The fund’s non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Real Estate. The 1940 Act does not directly restrict the fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund’s Board.

17

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The following are non-fundamental investment policies and restrictions and may be changed by the Board.

Schwab High Yield Municipal Bond Fund may not:

(1)

Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2)

Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)

Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by a fund.

(4)	Under normal circumstances, invest less than 65% of its total assets in securities deemed by the investment adviser to be bonds.

(5)

Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(6)

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(7)

Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Subsequent Changes In Total Assets or Net Assets

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require the fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

MANAGEMENT OF THE FUND

The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met five times during the most recent fiscal year.

Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of CSIM or Charles Schwab & Co., Inc. (Schwab or the distributor). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of CSIM and Schwab.

As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of April 30, 2020, included 99 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; the term “Laudus Funds” refers to Laudus Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.

Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information

18

about the trustees and officers for the Trust, which includes the fund in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years

INDEPENDENT TRUSTEES

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009-present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979-present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000-present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994-2015), Stanford University.	99	Director (2005-present), Gilead Sciences, Inc.

Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014-2016), TIAA Charitable (financial services); Senior Managing Director (2003-2016), TIAA (financial services).	99	None

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012-present), Kochis Global (wealth management consulting).	99	None

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2004-present), Corcept Therapeutics Incorporated Director (2009-present), Adamas Pharmaceuticals, Inc. Director (2003-2019), Symantec Corporation

Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008-Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008-present), KLA-Tencor Corporation

Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	99	None

19

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years

INDEPENDENT TRUSTEES

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990-present), Smith Graham & Co. (investment advisors).	99	Director (2012-present), Eaton Corporation plc

INTERESTED TRUSTEES

Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008-present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008-present) and Director (May 2008-present), Charles Schwab & Co., Inc.; Director (Apr. 2006-present), Charles Schwab Bank; Director (Nov. 2017-present), Charles Schwab Premier Bank; Director (July 2019-present), Charles Schwab Trust Bank; Director (May 2008-present) and President and Chief Executive Officer (Aug. 2017-present), Schwab Holdings, Inc.; Director (July 2016-present), Charles Schwab Investment Management, Inc.	99	Director (2008-present), The Charles Schwab Corporation

Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019-present), President (Oct. 2018-present), and Chief Executive Officer (Apr. 2019-Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019-present) and President (Nov. 2018-present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019-present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019-present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014-Mar. 2019), and Vice President (Jan. 2009-Dec. 2013), Charles Schwab & Co., Inc.	99	None

Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018-present) and Senior Executive Vice President (July 2015-Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015-present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015-Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007-July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007-present), Charles Schwab & Co., Inc.; Director (Apr. 2010-present) and Chief Executive Officer (July 2013-Apr. 2015), Charles Schwab Bank; Director (Nov. 2017-present), Charles Schwab Premier Bank; Director (May 2007-present), Chief Financial Officer (May 2007-Aug. 2017), Senior Executive Vice President (Feb. 2016-present), and Executive Vice President (May 2007-Feb. 2016), Schwab Holdings, Inc.	99	None

20

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served3)	Principal Occupations During the Past Five Years

OFFICERS

Jonathan de St. Paer

1973

President and Chief Executive Officer

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)

Director (Apr. 2019-present), President (Oct. 2018-present), and Chief Executive Officer (Apr. 2019-Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019-present) and President (Nov. 2018-present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019-present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019-present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014-Mar. 2019), and Vice President (Jan. 2009-Dec. 2013), Charles Schwab & Co., Inc.

Mark Fischer

1970

Treasurer and Chief Financial Officer

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)

Treasurer and Chief Financial Officer (Jan. 2016-present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013-Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013-Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020-present) and Vice President (Oct. 2013-present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011-Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005-Mar. 2011), Massachusetts Financial Service Investment Management.

George Pereira

1964

Senior Vice President and Chief Operating Officer

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)

Senior Vice President (Nov. 2004-present), Chief Financial Officer (Nov. 2004-Mar. 2020) and Chief Operating Officer (Jan. 2011-Mar. 2020), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016-present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006-Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004-Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009-Dec. 2015), Schwab ETFs; Director (Apr. 2005-present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.

Omar Aguilar

1970

Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)

Senior Vice President and Chief Investment Officer (Apr. 2011-present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011-present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009-Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004-Jan. 2009), ING Investment Management.

Brett Wander

1961

Senior Vice President and Chief Investment Officer – Fixed Income

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)

Senior Vice President and Chief Investment Officer (Apr. 2011-present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011-present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008-Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006-Jan. 2008), Loomis, Sayles & Company (investment management firm).

David Lekich

1964

Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs

Vice President and Assistant Clerk, Laudus Funds

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)

Senior Vice President (Sept. 2011-present) and Vice President (Mar. 2004-Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011-present) and Vice President (Jan. 2011-Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011-present) and Chief Legal Officer (Dec. 2011-present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011-present), Laudus Funds; Secretary (May 2011-present) and Chief Legal Officer (Nov. 2011-present), Schwab ETFs.

Catherine MacGregor

1964

Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs Chief Legal Officer, Vice President and Clerk, Laudus Funds

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)

Vice President (July 2005-present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005-present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Funds; Vice President (Nov. 2005-present) and Assistant Secretary (June 2007-present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009-present), Schwab ETFs.

1

Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

2

Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of CSC, the parent company of CSIM, the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.

3

The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Board Leadership Structure

The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (75 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). The Trust does not have a single lead independent trustee. There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.

Board Oversight of Risk Management

Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the fund. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of the fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the fund’s Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.

The Board recognizes that not all risks that may affect the fund can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the fund, its management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s investment objective. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to significant limitations.

Individual Trustee Qualifications

The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008, the Schwab ETFs since 2009, and the Laudus Funds since 2010.

The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and his experience serving as chair of the Schwab ETFs’ Audit, Compliance and Valuation Committee until December 2015.

The Board has concluded that Mr. Cogan should serve as trustee of the Trust because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008 and Laudus Funds since 2010, and his service on other public company boards.

The Board has concluded that Mr. de St. Paer should serve as trustee of the Trust because of the experience he gained as president of CSIM, the Schwab Funds, Laudus Funds and Schwab ETFs, and as senior vice president of strategy and product development at Charles Schwab & Co., Inc., as well as his knowledge of and experience in the financial services industry and investment management services.

The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards and her knowledge of and experience in the financial services industry.

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The Board has concluded that Mr. Kochis should serve as trustee of the Trust because of the experience he gained serving as chair and chief executive officer of Aspiriant, LLC, an advisory firm, as well as his knowledge of and experience in wealth management consulting and the experience he has gained serving as trustee of the Schwab ETFs since 2012.

The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Funds since 2011, as co-chief executive officer of a healthcare services company, and his service on other public company boards.

The Board has concluded that Mr. Martinetto should serve as trustee of the Trust because of his experience serving as senior executive vice president and chief financial officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc.

The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards and her knowledge of and experience in the financial services industry.

The Board has concluded that Mr. Patel should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Funds since 2011, as executive vice president, general manager and chief financial officer of a software company, his service on other public company boards, and his experience serving as chair of the Schwab Funds’ and Laudus Funds’ Audit, Compliance and Valuation Committee.

The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of her experience serving as chief financial officer and executive vice president of First Data Payment Business and First Data Corporation, as well as her knowledge of and experience in management consulting.

The Board has concluded that Mr. Smith should serve as trustee of the Trust because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, as trustee of the Laudus Funds since 2010, his service on other public company boards, and his experience serving as chair of the Schwab Funds’ and Laudus Funds’ Investment Oversight Committee.

Trustee Committees

The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:

•

The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kiran M. Patel (Chair), John F. Cogan, Nancy F. Heller and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.

•

The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: John F. Cogan (Chair), Stephen Timothy Kochis, David L. Mahoney and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.

•

The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the fund’s investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Gerald B. Smith (Chair), Robert W. Burns, Stephen Timothy Kochis, David L. Mahoney and Jane P. Moncreiff. The Committee met five times during the most recent fiscal year.

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Trustee Compensation

The following table provides trustee compensation for the fiscal year ended August 31, 2019, earned with respect to the fund in this SAI and the Fund Complex. Trustee compensation for the fund is paid by CSIM.

Name of Trustee	Aggregate Compensation from the Fund in this SAI*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Walter W. Bettinger II	None	N/A	None
Marie A. Chandoha[1]	None	N/A	None
Jonathan de St. Paer[2]	None	N/A	None
Joseph R. Martinetto	None	N/A	None
INDEPENDENT TRUSTEES
Robert W. Burns	N/A	N/A	$308,000
John F. Cogan	N/A	N/A	$328,000
Nancy F. Heller	N/A	N/A	$308,000
Stephen Timothy Kochis	N/A	N/A	$308,000
David L. Mahoney	N/A	N/A	$308,000
Jane P. Moncreiff[3]	N/A	N/A	$232,500
Kiran M. Patel	N/A	N/A	$328,000
Kimberly S. Patmore	N/A	N/A	$308,000
Gerald B. Smith	N/A	N/A	$328,000
Joseph H. Wender[4]	N/A	N/A	$ 75,500

*	The Fund had not commenced operations as of the date of this Statement of Additional Information.
1	Ms. Chandoha retired from the Board effective March 31, 2019.
2	Mr. de St. Paer joined the Board effective April 1, 2019.
3	Ms. Moncreiff joined the Board effective January 1, 2019.
4	Mr. Wender retired from the Board effective December 31, 2018.

Securities Beneficially Owned by Each Trustee

The following table provides each trustee’s equity ownership of the fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of August 31, 2019.

Name of Trustee	Dollar Range of Trustee Ownership of the Fund Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Walter W. Bettinger II			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
Jonathan de St. Paer[1]			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
Joseph R. Martinetto			Over $100,000
	Schwab High Yield Municipal Bond Fund	None

INDEPENDENT TRUSTEES
Robert W. Burns			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
John F. Cogan			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
Nancy F. Heller			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
Stephen Timothy Kochis			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
David L. Mahoney			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
Jane P. Moncreiff[2]			None
	Schwab High Yield Municipal Bond Fund	None
Kiran M. Patel			Over $100,000
	Schwab High Yield Municipal Bond Fund	None
Kimberly S. Patmore			Over $100,000
	Schwab High Yield Municipal Bond Fund	None

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Name of Trustee	Dollar Range of Trustee Ownership of the Fund Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Gerald B. Smith			Over $100,000
	Schwab High Yield Municipal Bond Fund	None

1	Mr. de St. Paer joined the Board effective April 1, 2019.
2	Ms. Moncreiff joined the Board effective January 1, 2019.

As of August 31, 2019, none of the independent trustees or their immediate family members owned beneficially or of record any securities of CSIM or Schwab, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSIM or Schwab.

Deferred Compensation Plan

Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

Code of Ethics

The fund, CSIM and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the fund or CSIM or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 30, 2020, the officers and trustees of the Trust, as a group owned, of record or beneficially, none of the outstanding voting securities of the fund.

As of April 30, 2020, no persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of the fund.

Persons who beneficially own more than 25% of the fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

CSIM, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of CSIM and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of CSIM and Schwab.

Advisory Agreement

After an initial two-year term, the continuation of the fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (independent trustees), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board will call and hold a meeting to decide whether to renew the Advisory Agreement between the Trust and CSIM with respect to any existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by CSIM, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.

CSIM is entitled to receive a fee from the fund, payable monthly, for its advisory and administrative services to the fund. As compensation for these services, CSIM receives a management fee from the fund, expressed as a percentage of the fund’s average daily net assets, as follows:

Fund	Fee
Schwab High Yield Municipal Bond Fund	0.50%

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Pursuant to the Advisory Agreement, CSIM pays the operating expenses of the fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding taxes, brokerage expenses and extraordinary or non-routine expenses.

The following table shows the advisory fees paid by the fund to the investment adviser for the past three fiscal years, or if shorter, for the period of its operations. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (expense cap) during the periods shown, if applicable. The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to CSIM were reduced due to the application of a fund’s expense cap.

Fund		2019[1]	2018[1]	2017[1]	Expense Cap
Schwab High Yield Municipal Bond Fund	Net fees paid:	$458,617	$763,141	$747,271	0.75%
	Gross fees reduced by:	$16,004	$0	$0

1

Prior to June 28, 2020, under the previous Advisory Agreement for its advisory and administrative services to the Predecessor Fund, CSIM was not responsible for paying the operating expenses of the fund.

Distributor

Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 211 Main Street, San Francisco, CA 94105, is the principal underwriter for shares of the fund and is the Trust’s agent for the purpose of the continuous offering of the fund’s shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” CSIM compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the fund, for providing certain additional services that may be deemed to be distribution-related.

Payments to Financial Intermediaries

CSIM and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the fund and other investment companies advised by CSIM, including the Schwab ETFs. These payments are made by CSIM or its affiliates at their own expense, and not from the assets of the fund. Although a portion of CSIM’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the fund, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning the fund.

These payments may relate to educational efforts regarding the fund, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, CSIM or its affiliates make payments to certain Intermediaries that make shares of the fund available to their customers or otherwise promote the fund, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.

Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the fund over other investments.

As of June 28, 2020, CSIM anticipates that Cambridge Investment Research, Inc., Envestnet Asset Management, Inc., Great-West Life & Annuity Insurance Company, LPL Financial LLC, Minnesota Life Insurance Company, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Teachers Insurance and Annuity Association of America and UBS Financial Services Inc. will receive these payments. CSIM may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, CSIM and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the fund and its shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

CSIM also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the fund. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of CSIM, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by CSIM to Schwab for CSIM’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.

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Transfer Agent

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, serves as the fund’s transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the fund’s shares.

Custodian and Fund Accountant

State Street Bank and Trust Company (State Street), One Lincoln Street, Boston, MA 02111, serves as fund accountant and custodian for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund accountant maintains the books and records related to the fund’s transactions.

Independent Registered Public Accounting Firm

The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC), Three Embarcadero Center, San Francisco, California 94111, audits and reports on the annual financial statements of the fund and reviews certain regulatory reports and the fund’s federal income tax return. PwC also performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Securities Lending Activities

As of the most recent fiscal year-end, the fund had not entered into a contract with a securities lending agent and was not engaged in securities lending.

PORTFOLIO MANAGERS

Other Accounts. In addition to the fund, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of April 30, 2020.

	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kenneth Salinger	2	$1.11 billion	0	$0	0	$0
Jason D. Diefenthaler	0	$0	0	$0	2,724	$5.84 billion

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Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding separate accounts, with those of the fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.

Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than a fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.

Compensation. During the most recent fiscal year, each Portfolio Manager’s compensation consisted of a fixed annual (base) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Manager Incentive Plan (the Plan) as follows:

There are two independent funding components for the Plan:

•	75% of the funding is based on equal weighting of Investment Fund Performance and Risk Management and Mitigation

•	25% of the funding is based on Corporate results

Investment Fund Performance and Risk Management and Mitigation (75% weight)

Investment Fund Performance:

At the close of the year, the fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds considered in arriving at the incentive compensation funding.

Risk Management and Mitigation:

Risk Management and Mitigation will be rated by CSIM’s Chief Investment Officer, CSIM’s Head of Investment Risk, CSIM’s Chief Legal Officer, CSIM’s Chief Compliance Officer and CSIM’s Head of Operations Risk (or individuals with comparable responsibilities). Factors they will consider will include, but are not limited to:

•	Balancing safety of fund principal with appropriate limits that provide investment flexibility given existing market conditions

•	Making timely sell recommendations to avoid significant deterioration of value resulting from the weakening condition of the issuer

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•	Escalating operating events and errors for prompt resolution

•	Identifying largest risks and actively discussing with management

•	Accurately validating fund information disseminated to the public (e.g., Annual and Semiannual reports, fund fact sheets, fund prospectus)

•	Executing transactions timely and without material trade errors that result in losses to the fund

•	Ensuring ongoing compliance with prospectus and investment policy guidelines

•	Minimizing fund compliance exceptions

•	Actively following up and resolving compliance exceptions

Corporate Performance (25% weight)

The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.

Allocation of Total Pool

At year-end, the full-year funding for both components of the Plan will be pooled together. The total pool is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.

Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:

•	Fund performance relative to performance measure

•	Risk management and mitigation

•	Individual performance against key objectives

•	Contribution to overall group results

•	Functioning as an active contributor to the firm’s success

•	Team work

•	Collaboration between Analysts and the Portfolio Managers

•	Regulatory/Compliance management

The Portfolio Managers’ compensation is not based on the value of the assets held in the fund’s portfolio.

Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the fund as of April 30, 2020. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the 1934 Act).

Portfolio Managers	Fund	Dollar Range of Fund Shares Owned
Kenneth Salinger	Schwab High Yield Municipal Bond Fund	$0
Jason D. Diefenthaler	Schwab High Yield Municipal Bond Fund	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions. During the fiscal years ended February 28, 2019 and February 29, 2020, the portfolio turnover rate for the Predecessor Fund was 18% and 27%, respectively.

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Portfolio Transactions

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A fund generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds or Laudus Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter.

Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.

The investment adviser seeks to obtain the best execution for the fund’s portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; or provision of additional brokerage or research services or products.

The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase for the fund, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

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The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of the fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the fund on securities exchanges, the investment adviser follows procedures, adopted by the fund’s Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

Brokerage Commissions

The fund is new and, therefore, the fund paid no brokerage commissions. Prior to June 28, 2020, the Predecessor Fund did not pay brokerage commissions for each of the last three fiscal years.

Regular Broker-Dealers

The fund is new and, therefore, has not purchased securities issued by any “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act).

PROXY VOTING

The Board has delegated the responsibility for voting proxies to CSIM. The trustees have adopted CSIM’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of CSIM’s Proxy Voting Policy is included in Appendix – Proxy Voting Policy.

The Trust is required to disclose annually the fund’s complete proxy voting record on Form N-PX. The fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabfunds.com/ schwabfunds_prospectus. The fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).

The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.

Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.

The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. CSIM, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to

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the funds, is currently receiving this information on a quarterly basis. PwC, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.

To the extent that a fund invests in an ETF, the Trusts will, when required by the exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an ETF’s outstanding shares, notify the ETF of the investment.

The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabfunds.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.

Specifically for the Schwab ETFs, each Schwab ETF discloses its portfolio holdings and the percentages the holdings represent of the fund’s net assets at least monthly on the website and as often as each day the fund is open for business. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.

The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.

On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.

DESCRIPTION OF THE TRUST

The fund is a series of Schwab Investments, an open-end, management investment company organized under Massachusetts law on October 26, 1990.

The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the Trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

Purchasing and Redeeming Shares of the Fund

Methods to purchase and redeem shares of the fund are set forth in the fund’s prospectus.

The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Orders that are received in good order by the fund’s transfer agent no later than the time specified by the Trust will be executed that day at the applicable fund’s share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase, redemption and exchange orders must be received by the fund’s transfer agent in order to be executed at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate their share prices as of the normally scheduled close of regular trading on the NYSE for that day.

The fund has authorized one or more financial intermediaries, including Schwab, to accept on its behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the respective fund’s net asset value per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.

As long as the fund or Schwab follow reasonable procedures to confirm that an investor’s telephone or internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or internet order, providing written confirmation of telephone or internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by the fund’s transfer agent.

The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice. The Trust’s Declaration of Trust also provides that shares may be automatically redeemed if the shareholder is no longer eligible to invest in a fund.

As explained in more detail in the fund’s prospectus, the fund reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the fund’s officers determine that such a waiver is in the best interest of the fund and its shareholders.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any

90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board

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may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserve the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

More information regarding the fund’s policies regarding “market timing” is included in the fund’s prospectus.

The fund’s share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.

Exchanging Shares of the Fund

Shares of any Schwab Fund, including any class of shares, may be sold and shares of any other Schwab Fund or the Laudus International MarketMasters Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied, including any investor eligibility requirements. Without limiting this privilege, “an exchange order,” which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments™ and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds or the Laudus International MarketMasters Fund that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds and the Laudus International MarketMasters Fund may not be available through third-party intermediaries.

The fund and Schwab reserve certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

Delivery of Shareholder Documents

Typically once a year, an updated prospectus will be mailed to shareholders describing the fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed (or, effective January 1, 2021, a notice will be mailed and financial reports will be electronically transmitted) to shareholders describing the fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares. Your instructions will be effective within 30 days of receipt by the fund or other date as communicated by the financial intermediary.

Pricing of Shares

Each business day, the fund calculates its share price, or net asset value per share (NAV), as of the close of the NYSE (generally 4:00 p.m. Eastern time). This means that NAVs are calculated using the values of the fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value using procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate its share prices as of the normally scheduled close of regular trading on the NYSE for that day.

Shareholders of the fund that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.

The fund uses approved pricing sources to provide values for its portfolio securities. Current market values are generally determined by the approved pricing sources as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income

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securities normally are valued based on valuations provided by approved pricing sources. Securities may be fair valued pursuant to procedures approved by the fund’s Board when approved pricing sources do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board regularly reviews fair value determinations made pursuant to the procedures.

TAXATION

This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Federal Tax Information for the Fund

It is the fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.

The fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of the fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. The fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.

The fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

Federal Income Tax Information for Shareholders

The discussion of federal income taxation presented below supplements the discussion in the fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because the fund’s income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction or for the lower tax rates applicable to qualified dividend income.

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The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the taxpayer’s income exceeds certain threshold amounts.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by the fund in the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that arise in fiscal years beginning after the enactment date exclude any elective post-October capital losses deferred during the period from November 1 to the end of the fund’s fiscal year. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gains dividends generally are not subject to U.S. withholding taxes if the fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gains and long-term capital gains, and any gains from the sale or other disposition of shares of the fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in the fund.

The fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund’s assets consist of obligations the interest on which is excludable from gross income, a fund may pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by a fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes.

For non-corporate taxpayers, exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Internal Revenue Code and are also taken into account when determining the taxable portion of social security or railroad retirement benefits. The AMT generally is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, to the extent it exceeds the taxpayer’s federal income tax liability. Exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 will generally be an item of tax preference (and, therefore, potentially subject to AMT) for non-corporate taxpayers.

The fund may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, the fund’s distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in the fund. However, if you receive an exempt-interest dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of such shares shall, to the extent of the amount of such exempt-interest dividend, be disallowed.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of the fund to purchase sufficient amounts of tax-exempt securities to satisfy the Internal Revenue Code’s requirements for the payment of “exempt-interest dividends.”

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the fund that pay exempt-interest dividends is not deductible for federal income tax purposes. Furthermore, the fund may not be an appropriate investment for persons (including corporations and other business entities) who are “substantial users” (or persons related to “substantial users”) of facilities financed by

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industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A “substantial user” is defined generally to include “certain persons” who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

General State and Local Tax Information

Distributions by the fund also may be subject to state, local and foreign taxes and their treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the fund.

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APPENDIX – RATINGS OF INVESTMENT SECURITIES

From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below, as defined by the ratings agencies.

MOODY’S INVESTORS SERVICE

Global Long-Term Rating Scale

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Short-Term Rating Scale

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR’S FINANCIAL SERVICES LLC

Long-Term Issue Credit Ratings

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

FITCH, INC.

Long-Term Ratings Scales

AAA:	‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:	‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:	‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:	Default is a real possibility.

CC:	Default of some kind appears probable.

C:	A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d.  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD:	‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel;

iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D:	‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1:	Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good intrinsic capacity for timely payment of financial commitments.

F3:	The intrinsic capacity for timely payment of financial commitments is adequate.

DBRS

Long Term Obligations Scale

AAA:	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA:	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A:	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB:	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB:	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B:	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C:	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D:	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See Default Definition for more information.

Commercial Paper and Short-Term Debt Rating Scale

R-1 (high):	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle):	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low):	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high):	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle):	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low):	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3:	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

APPENDIX – PROXY VOTING POLICY

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Schwab Strategic Trust

PROXY VOTING POLICY

AS OF MARCH, 2020

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”), Laudus Trust (“Laudus Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds and Laudus Funds, the“Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board on any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY

AS OF MARCH, 2020

I. INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the“Proxy Policy”).The Proxy Committee is composed of CSIM personnel, including representatives from the Fund Administration, Portfolio Management, and Investment Research and Oversight departments, with input from other relevant departments. CSIM’s Investment Stewardship Team has the primary responsibility to oversee that voting is carried out consistent with the Proxy Policy.The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies.The Proxy Committee receives reports from the Investment Stewardship Team on these activities.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area.The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research on certain topics and may retain additional experts in the proxy voting and corporate governance area in the future.

The Proxy Committee has the ultimate responsibility for developing this Proxy Policy to determine how to vote the shares in a manner that seeks to maximize the long-term value of the company. However, portfolio managers to certain fundamentally managed separate account clients maintain full discretion to vote the shares held by these clients based on their analysis of the economic impact of the ballot items.Therefore, shares for these separate account clients may be voted differently from those voted solely under the guidance of the Investment Stewardship Team.

II. PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency and corporate governance structures that it believes protect or promote shareholder value.

Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on those corporate governance structures that will help protect or promote shareholder value.

In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM does not follow these recommendations when it believes doing so would not be in the best interests of shareholders.

III. PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.

The Proxy Committee reviews Glass Lewis’ proxy voting guidelines (“Glass Lewis’ Guidelines”) with input from the

Investment Stewardship Team and evaluates them in light of the long-term best interests of shareholders. CSIM generally utilizes Glass Lewis’ Guidelines (which are posted on the Funds’ website) to vote. However, CSIM may create custom voting guidelines where its view does not align with Glass Lewis’ Guidelines. Further, the Proxy Committee may delegate voting decisions on particular types of votes to CSIM’s Investment Stewardship Team, and CSIM’s Investment Stewardship Team may vote differently than Glass Lewis’ Guidelines suggest, to the extent they believe it is in the best interest of a client. Securities held in fundamentally managed separate accounts will generally be voted on a case-by-case basis by an appropriate portfolio manager for the account.

The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.

A.	DIRECTORS AND AUDITORS

i.	Directors

As a starting point, CSIM expects the board to be composed of a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience and personal characteristics meaningfully contribute to a board’s ability to make effective decisions on behalf of shareholders.

Factors that may result in a vote against one or more directors:

•	The board is not majority independent

•	The board does not have any female directors and has not provided a reasonable explanation for its lack of gender diversity

•	Non-independent directors serve on the nominating, compensation or audit committees

•	Director recently failed to attend at least 75% of meetings or serves on an excessive number of publically traded company boards

•	Directors approved executive compensation schemes that appear misaligned with shareholders’ interests

•	Director recently acted in a manner inconsistent with these Proxy Policies or failed to be responsive to concerns of shareholders

ii.	Auditors

CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.

Factors that may result in a vote against the ratification of auditors:

•	Audit-related fees are less than half of the total fees paid by the company to the audit firm

•	A recent material restatement of annual financial statements

•	A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness

B.	BOARD MATTERS

i.	Classified Boards

CSIM generally defers to management’s recommendation for classified board proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal to de-classify a board:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•

The company’s board adopted a Shareholder Rights Plan (a defensive tactic used by a company’s board to fight a hostile takeover, commonly referred to as a Poison Pill) during the past year and did not submit it to shareholders for approval

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ii.	Majority Voting

CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.

iii.	Cumulative Voting

CSIM typically supports the concept of voting rights being proportional to shareholders’ economic stake in the company. Therefore, CSIM will generally not support cumulative voting proposals unless the company has a controlling shareholder or shareholder group and has plurality voting standards.

iv.	Proxy Access

CSIM typically does not support proxy access proposals unless CSIM has particular concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting proxy access:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval

v.	Independent Chair

CSIM believes that the board is typically best positioned to determine its leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chair unless CSIM has concerns regarding the board’s accountability or responsiveness to shareholders.

Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting

•	The company had material financial statement restatements

•	The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval

C.	COMPENSATION

i.	Advisory Vote on Executive Compensation and Frequency

CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.

Factors that may result in a vote against a company’s Say-On-Pay proposal:

•	Executive compensation is out of line with industry peers considering the company’s performance over time

•	Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk

•	Executive compensation plan offers excessive perquisites, tax-gross up provisions, or golden parachutes

CSIM typically supports annual advisory votes on executive compensation.

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ii.	Equity Compensation Plans

CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.

Factors that may result in a vote against Equity Compensation Plans:

•	Plan’s total potential dilution appears excessive

•	Plan’s burn rate appears excessive compared to industry peers

•	Plan allows for the re-pricing of options without shareholder approval

•	Plan has an evergreen feature

iii.	Employee Stock Purchase Plans

CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.

iv.	Re-price/Exchange Option Plans

CSIM generally only supports management’s proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.

D.	ANTI-TAKEOVER

i.	Shareholder Rights Plans

Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.

Factors that may result in a vote against a Shareholder Rights Plan proposal:

•	Plan does not expire in a relatively short time horizon

•	Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations

•	Plan automatically renews without shareholder approval

•	Company’s corporate governance profile

ii.	Right to Call Special Meeting

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.

iii.	Right to Act by Written Consent

CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.

iv.	Supermajority Voting

CSIM generally supports the concept of simple majority standards to pass proposals.

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E.	CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.	Increase in Authorized Common Shares

CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.

ii.	Preferred Shares

CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.

iii.	Mergers and Acquisitions

CSIM generally supports transactions that appear to maximize shareholder value. In assessing the proposals, CSIM considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.

F.	ENVIRONMENTAL AND SOCIAL PROPOSALS

Environmental and social shareholder proposals typically request companies to either change their business practices or enhance their disclosures. CSIM believes that, in most instances, the board is best positioned to determine a company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices. CSIM generally evaluates shareholder proposals seeking additional disclosures on relevant environmental and social issues based on a company’s current level of reporting, peer disclosures and the existence of controversies or litigation related to the issue.

i.	Political Contribution Proposals

CSIM expects the board of directors to have an oversight process for political contributions and lobbying proposals. CSIM generally votes against political contribution shareholder proposals unless there is no evidence of board oversight.

IV. ADMINISTRATION

A.	CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a Fund or a Fund affiliate, or a CSIM employee.

With respect to proxies of an underlying affiliated Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of such Fund (i.e.,“echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote”proxies of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to“echo vote”proxies of registered investment companies that serve as underlying investments of the Funds.

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e.,“echo vote”), unless otherwise required by law.

Where the Proxy Committee has delegated an item to the Investment Stewardship Team or a portfolio manager of a fundamentally managed separate account, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:

•	maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority;

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•	reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination;

•	defaulting to the standard CSIM Proxy Voting Guidelines.

In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.

B.	FOREIGN SECURITIES/SHAREBLOCKING

CSIM has arrangements with Glass Lewis for the execution of proxy votes. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).

C.	SECURITIES LENDING

Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan where deemed appropriate and in the best interest of shareholders.

D.	SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.

E.	REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended.

6

PART C

Item 15. Indemnification

(a) Indemnification

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the “Trust”):

ARTICLE VIII

Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a) (19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

Shareholders

Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

(b) Summary of Indemnification Provisions

The Trust shall indemnify each of its Trustees and officers against all liabilities, expenses and counsel fees reasonably incurred in the defense or disposition of any action, suit or proceeding in which the Trustee or officer is involved because of his or her role as a Trustee or officer unless, in the final adjudication of that action, suit or proceeding, the Trustee or officer was found to have acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. This right of indemnification is not exclusive.

(c) Insurance

The Registrant maintains comprehensive Errors and Omissions/Directors and Officers insurance policies for each of its trustees and officers. The policy provides coverage for the trustees and officers with respect to the Registrant, Laudus Trust, The Charles Schwab Family of Funds, Schwab Strategic Trust, Schwab Capital Trust and Schwab Annuity Portfolios (“Schwab and Laudus Funds”). The Registrant’s policies insure each trustee and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act. In addition, the Independent Trustees have additional coverage through independent directors’ liability policies with respect to the Schwab and Laudus Funds. The premiums for such policies are allocated among the insureds in accordance with Rule 17d-1 of the 1940 Act.

Item 16. Exhibits

Item 16	Exhibits

(1)(a)	Articles of Incorporation	Agreement and Declaration of Trust, dated October 25, 1990, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 22, filed December 31, 1997 (hereinafter referred to as PEA No. 22).

(1)(b)		Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 65, filed September 14, 2006 (hereinafter referred to as PEA No. 65).

(2)	By-Laws	Amended and Restated Bylaws, dated November 16, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 56, filed February 25, 2005 (hereinafter referred to as PEA No. 56).

(3)	Voting Trust Agreements	Not Applicable.

(4)	Reorganization Agreement	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit B to Part A of this Registration Statement on Form N-14.

(5)(a)(1)	Instruments Defining rights of Security Holders	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of (a) the Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit 1 of PEA No. 22, and (b) the Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, which is incorporated herein by reference to Exhibit (a)(ii) of PEA No. 65.

(5)(a)(2)		Article 9 and Article 11 of the Amended and Restated By-Laws, which are incorporated herein by reference to Exhibit (b) of PEA No. 56.

(6)(a)(1)	Investment Advisory Contracts	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the Investment Adviser), dated June 15, 1994, is incorporated herein by reference to Exhibit 5(a) of PEA No. 22.

(6)(a)(2)		Amendment, dated June 5, 2007, to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 75, filed November 14, 2007.

(6)(a)(3)		Amended Schedules A and D, dated March 29, 2013, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)( iii) of Post-Effective Amendment No. 112, filed December 12, 2013.

(6)(a)(4)		Investment Advisory and Administration Agreement between Registrant and the Investment Adviser with respect to the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, dated February 2, 2017, is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 135, filed February 2, 2017 (hereinafter referred to as PEA No. 135).

(6)(a)(5)		Amended and Restated Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 139, filed June 28, 2017 (hereinafter referred to as PEA No. 139).

(6)(a)(6)		Amended Schedules A and D, dated June 28, 2020, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, to be filed by amendment.

(6)(b)(1)	Expense Limitation Agreements	Expense Limitation Agreement, dated May 2, 2007, as amended July 1, 2009, among the Investment Adviser, Charles Schwab & Co. Inc. (Schwab), and the Registrant, is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 81, filed November 13, 2009 (hereinafter referred to as PEA No. 81).

(6)(b)(2)		Amended Schedule A, dated December 4, 2012, to the Expense Limitation Agreement, dated May 2, 2007, as amended July 1, 2009, June 15, 2011 and September 25, 2012, among Investment Adviser, Schwab and the Registrant is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 103, filed December 14, 2012.

6(b)(3)		Amendment to the Expense Limitation Agreement among the Investment Adviser, Schwab, and the Registrant, dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(vii) of PEA No. 139.

(6)(b)(4)		Amendment, dated June 28, 2020, to the Expense Limitation Agreement among the Investment Adviser, Schwab, and the Registrant, dated May 2, 2007, as amended July 1, 2009, to be filed by amendment.

(7)(a)(1)	Underwriting Contracts	Second Amended and Restated Distribution Agreement between Registrant and Schwab, dated December 11, 2015, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 126, filed February 24, 2016 (hereinafter referred to as PEA No. 126).

(7)(a)(2)		Amended Schedule A, dated February 2, 2017, to the Second Amended and Restated Distribution Agreement between Registrant and Schwab, is incorporated herein by reference to Exhibit (e)(ii) of PEA No. 135.

(7)(a)(3)		Amended Schedule A, dated June 28, 2020, to the Second Amended and Restated Distribution Agreement between Registrant and Schwab, to be filed by amendment.

(8)	Bonus or Profit Sharing Contracts	Not applicable.

(9)(a)(1)	Custodian Agreements	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company (State Street), dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(xv) of Post-Effective Amendment No. 60, filed November 14, 2005 (hereinafter referred to as PEA No. 60).

(9)(a)(2)		Amended Appendix A and Appendix B, dated October 3, 2019, to the Amended and Restated Master Custodian Agreement between Registrant and State Street is incorporated herein by reference to Exhibit (g)(iv) of Post-Effective Amendment No. 153, filed October 16, 2019.

(9)(a)(3)		Amended Appendix A and Appendix B, dated June 28, 2020, to the Amendment and Restated Master Custodian Agreement between Registrant and State Street to be filed by amendment.

(10)	Rule 12b-1 Plan	Not applicable.

(11)	Legal Opinion and Consent	Opinion and Consent of Dechert LLP regarding the validity of the shares to be issued by the Registrant is filed herewith as Exhibit 11.

(12)	Tax Opinion	Form of Opinion of Sullivan & Worcester regarding certain tax matters is filed herewith as Exhibit 12.

(13)(a)(1)	Other material contracts	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. (BFDS), dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(i) of PEA No. 81.

(13)(a)(2)		Amendment to the Transfer Agency and Service Agreement between Registrant and BFDS (n/k/a DST Asset Manager Solutions, Inc.), dated October 3, 2016, is incorporated herein by reference to Exhibit (h)(v) of PEA No. 132.

(13)(a)(3)		Amended Schedule A, dated December 1, 2017, to the Transfer Agency and Service Agreement between Registrant and BFDS (n/k/a DST Asset Manager Solutions, Inc.), dated October 3, 2016, is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 141, filed December 15, 2017.

(13)(a)(4)		Amended Schedule A, dated June 28, 2020, to the Transfer Agency and Service Agreement between Registrant and BFDS (n/k/a DST Asset Manager Solutions, Inc.), dated October 3, 2016, to be filed by amendment.

(13)(b)(1)		Amended and Restated Shareholder Servicing Plan, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 126.

(13)(b)(2)		Amendment, dated February 28, 2019, to the Amended and Restated Shareholder Servicing Plan, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(vi) of PEA No. 149 (hereinafter referred to as PEA No. 149).

(13)(c)(1)		Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(xvi) of PEA No. 60.

(13)(c)(2)		Amendment, dated October 3, 2019, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 154, filed December 18, 2019.

(13)(c)(4)		Amendment, dated June 28, 2020, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between Registrant and State Street Company, dated October 1, 2005, to be filed by amendment.

(14)	Other opinions and consent	Consent of Tait, Weller & Baker LLP is filed herewith as Exhibit 14.

(15)	Omitted financial statements	Not applicable.

(16)	Power of attorney	Power of Attorney executed by Walter W. Bettinger, II, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Nancy F. Heller, Stephen T. Kochis, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore, and Gerald B. Smith is filed herewith as Exhibit 16.

(17)(a)	Additional Materials	Registrant, Investment Adviser and Schwab Joint Code of Ethics, dated February 24, 2020, is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 156, filed February 28, 2020.

(17)(b)		Prospectus dated June 28, 2019, with respect to Wasmer Schroeder High Yield Municipal Fund is incorporated herein by reference to Post-Effective Amendment No. 904 to the Registration Statement on Form N-1A of the Advisors Series Trust [File No. 811-07959] filed with the SEC on June 27, 2019 (SEC Accession No. 0000894189-19-003882) (referred to herein as “Advisor Series Trust PEA No. 904”)

(17)(c)		Prospectus Supplement dated April 9, 2020, with respect to Wasmer Schroeder High Yield Municipal Fund, is incorporated herein by reference to definitive materials electronically filed with the SEC on April 10, 2020 pursuant to Rule 497 under the Securities Act of 1933, as amended (SEC Accession No. 0000894189-20-002650)

(17)(d)		Statement of Additional Information dated June 28, 2019 with respect to Wasmer Schroeder High Yield Municipal Fund, is incorporated herein by reference to Advisor Series Trust PEA No. 904.

(17)(e)		The Report of the Independent Registered Public Accounting Firm and audited financial statements of the Wasmer Schroeder High Yield Municipal Fund included in the Fund’s Annual Report to Shareholders for the period ended February 29, 2020 are incorporated herein by reference to the Wasmer Schroeder High Yield Municipal Fund Annual Report on Form N-CSR [File No. 811-07959] filed with the SEC on May 8, 2020 (SEC Accession No. 0000898531-20-000233).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, the opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this amendment to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco in the State of California, on this 18th day of May, 2020.

SCHWAB INVESTMENTS Registrant

/s/ Jonathan de St. Paer
Jonathan de St. Paer, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement on Form N-14 has been signed by the following persons in the capacities indicated on this 18th day of May, 2020.

Signature	Title

Walter W. Bettinger, II* Walter W. Bettinger, II	Chairman and Trustee

/s/ Jonathan de St. Paer Jonathan de St. Paer	Trustee, President and Chief Executive Officer

Joseph R. Martinetto* Joseph R. Martinetto	Trustee

Robert W. Burns* Robert W. Burns	Trustee

John F. Cogan* John F. Cogan	Trustee

Nancy F. Heller* Nancy F. Heller	Trustee

Stephen Timothy Kochis* Stephen Timothy Kochis	Trustee

David L. Mahoney* David L. Mahoney	Trustee

Jane P. Moncreiff* Jane P. Moncreiff	Trustee

Kiran M. Patel* Kiran M. Patel	Trustee

Kimberly S. Patmore* Kimberly S. Patmore	Trustee

Gerald B. Smith* Gerald B. Smith	Trustee

/s/ Mark D. Fischer Mark D. Fischer	Treasurer and Chief Financial Officer

*By:	/s/ Douglas P. Dick
Douglas P. Dick, Attorney-in-Fact Pursuant to Power of Attorney